UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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PARTNERS GROUP PRIVATE EQUITY, LLC PARTNERS GROUP PRIVATE EQUITY (TEI), LLC PARTNERS GROUP PRIVATE EQUITY (INSTITUTIONAL), LLC PARTNERS GROUP PRIVATE EQUITY (INSTITUTIONAL TEI), LLC
(Name of Registrant as Specified In Its Charter)

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Partners Group Private Equity, LLC
Partners Group Private Equity (TEI), LLC
Partners Group Private Equity (Institutional), LLC
Partners Group Private Equity (Institutional TEI), LLC

c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, New York 10036

NOTICE TO MEMBERS

To the Members:

Partners Group Private Equity (Master Fund), LLC (the “Master Fund”) is seeking the vote of its members regarding five proposals discussed below (the “Master Fund Proposals”). As members of the Master Fund, Partners Group Private Equity, LLC and Partners Group Private Equity (TEI), LLC (the “Service Feeder Funds”), and Partners Group Private Equity (Institutional), LLC and Partners Group Private Equity (Institutional TEI), LLC (the “Institutional Feeder Funds” and together with the “Service Feeder Funds”, the “Feeder Funds”) will vote their interests in the Master Fund on the Master Fund Proposals. Each Feeder Fund is seeking voting instructions from its members (“Members”) regarding the Master Fund Proposals. The Master Fund will hold a special meeting of its members (the “Special Meeting”) on June [•], 2016 at the offices of Partners Group (USA) Inc. (the “Adviser”), 1114 Avenue of the Americas, 37th Floor, New York, NY 10036. The Special Meeting is being held to consider and vote on the Master Fund Proposals, and to transact such other business as may come before the Special Meeting and any adjournments thereof.

The Master Fund has received an exemptive order which permits the Master Fund to issue multiple classes of limited liability company interests (“Interests”). The Board of Managers of the Master Fund and of each Feeder Fund have approved a multi-step plan of reorganization (the “Reorganization”). Pursuant to the Reorganization: (i) the single class of ownership interests in the Master Fund currently outstanding, all of which are held, directly or indirectly, by the Feeder Funds, will be converted into two different classes of Interests to be known as “Service Class Interests” and “Institutional Class Interests”, respectively, (ii) all of the outstanding Interests in the Master Fund will be converted into (x) Service Class Interests in the case of a Service Feeder Fund, and (y) Institutional Class Interests in the case of an Institutional Feeder Fund, and (iii) each of the Feeder Funds will then be dissolved and its assets, Service Class Interests in the case of a Service Feeder Fund and Institutional Class Interests in the case of an Institutional Feeder Fund, will be distributed to its Members. Following the Reorganization each Member of a Feeder Fund will be a member of the Master Fund.

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At the Special Meeting, only the members of the Master Fund (i.e., the Feeder Funds) will vote on the following Master Fund Proposals:

1.	The approval of an Amended and Restated Limited Liability Company Agreement for the Master Fund (the “New Limited Liability Company Agreement”) that would be in effect following the Reorganization and (i) result in a change in the U.S. federal income tax classification of the Master Fund from a partnership to an association taxable as a corporation that intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) permit the creation of multiple classes of Interests;

2.	The approval of a reorganization involving the conversion of the Master Fund into a multi-class fund and the elimination of the master-feeder structure of the Feeder Funds and the Master Fund (together, the “Funds”);

3.	The approval of a new Investment Management Agreement (the “New Investment Management Agreement”) with an amended fee structure;

4.	The approval of a Distribution and Service Plan (the “Distribution Plan”) relating to the Service Class Interests of the Master Fund (only the Service Feeder Funds will vote on this proposal); and

5.	The approval of a Minimum Repurchase Threshold (the “Minimum Repurchase Threshold”) for the Master Fund.

The Reorganization will not be consummated if the members of the Master Fund do not approve all of the Master Fund Proposals described above.

Below is a summary of the Reorganization, which is described in more detail in the enclosed Voting Instruction Request:

•	Currently, the Funds are part of a master-feeder structure consisting of five different funds, including four Feeder Funds that invest into the Master Fund. The Funds have identical objectives and policies. The Reorganization would eliminate the master-feeder structure and replace it with a single fund with multiple classes of Interests that is expected to result in reduced operating expenses and operational efficiencies that should benefit all Members.

•	In addition to permitting the issuance of multiple classes of Interests, the Master Fund’s New Limited Liability Company Agreement would result in a change in the U.S. federal income tax classification of the Master Fund from a partnership to an association taxable as a corporation. Thereafter, the Master Fund intends to elect to be treated as a RIC under Subchapter M of the Code. Such change should simplify the Members’ tax reporting obligations as the Master Fund, as a RIC, would provide the Members with annual tax information on Internal Revenue Service (“IRS”) Form 1099 instead of IRS Schedule K-1.

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•	Under the New Limited Liability Company Agreement, the Master Fund will initially have two classes of Interests, a Service Class and an Institutional Class, with the Service Feeder Funds owning only Service Class Interests and the Institutional Feeder Funds owning only Institutional Class Interests. In a subsequent step, each Feeder Fund will be liquidated and its assets, either Service Class Interests in the case of a Service Feeder Fund, or Institutional Class Interests in the case of an Institutional Feeder Fund, will be distributed to its Members. Consequently, following the Reorganization Members of the Feeder Funds will be members of the Master Fund. It is anticipated that the Feeder Funds will be liquidated promptly following the amendment to the Master Fund’s Limited Liability Company Agreement, although the liquidation may be delayed. Following liquidation, each Feeder Fund will be dissolved and its existence terminated.

•	Each Member will receive Master Fund Interests having an aggregate value, determined at the time the Reorganization is consummated, that is the same as the value of their interests in the Feeder Fund in which he, she or it now holds interests; provided, that Members of Partners Group Private Equity (TEI), LLC and Partners Group Private Equity (Institutional TEI), LLC, will receive Master Fund Interests net of any U.S. federal, state and local taxes incurred by their respective Cayman Islands limited duration companies through which they invest in the Master Fund (including as a result of the Deemed Sale Election, as defined below).

•	In conjunction with the Reorganization, the Board of Managers of the Master Fund has approved the New Investment Management Agreement containing an amended fee structure for the Master Fund, subject to the approval by the members of the Master Fund and indirectly, by the Members of the Feeder Funds. In particular, it is proposed that (i) the current capital account-based incentive allocation be converted to a fund-level fee and (ii) the investment management fee be adjusted from 1.25% to 1.50%. The Board of Managers of the Master Fund has also approved (i) subject to the approval of the Service Feeder Funds, the Distribution Plan relating to the Service Class, and, (ii) subject to the approval of the members of the Master Fund, the Minimum Repurchase Threshold.

•	Consummation of the Reorganization is subject to the approval by the members of the Master Fund of the Master Fund Proposals as described above. The Boards of Managers of the Funds have approved the Reorganization and the Boards of Managers of the Funds and the Adviser believe that consummation of the Reorganization, in conjunction with the other proposals, would be in the best interests of the Members for the following principal reasons:

o	Converting the Master Fund from a partnership to an association taxable as a corporation for U.S. federal income tax purposes should simplify the preparation of Members’ tax returns by providing Members with IRS Forms 1099 instead of IRS Schedules K-1;

o	Converting the Master Fund from a partnership to an association taxable as a corporation for U.S. federal income tax purposes increases the transferability of Interests by eliminating restrictions on transferability relating to the “publicly traded partnership” regulations of the Treasury Department of the United States issued pursuant to the Code (“Treasury Regulations”);

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o	A single larger fund is expected to result in increased liquidity for all Members; and

o	Elimination of the master feeder structure is expected to reduce operating expenses associated with operating multiple feeders.

•	Members will not incur any sales loads or other transaction charges as a result of the Reorganization.

•	The Master Fund will pay all costs and expenses of the Reorganization, except the cost of preparing, printing and mailing the enclosed voting instruction card and this Voting Instruction Request and all other costs incurred in connection with the solicitation of voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, which will be paid for equally by the Adviser and the Master Fund. Through its investment in a Feeder Fund, each Member of a Feeder Fund will indirectly bear a portion of the Reorganization costs paid by the Master Fund.

Members of record of each Feeder Fund at the close of business on [•], 2016 (the “Record Date”) are entitled to instruct such Feeder Fund on how to vote their pro-rata portion of such Feeder Fund’s interests in the Master Fund with respect to the Master Fund Proposals at the Special Meeting and any adjournments or postponements thereof.

Members may provide voting instructions in one of three ways: (i) by completing, signing, and returning the enclosed voting instruction card by mail in the envelope provided; (ii) via the Internet at www.proxyvote.com and following the on-screen instructions; or (iii) by using your touch-tone telephone by calling [ ].

If you have any questions before you vote, please contact call [  ].

By Order of the Boards of Managers

Robert M. Collins, CFA
President

Partners Group Private Equity, LLC
Partners Group Private Equity (TEI), LLC
Partners Group Private Equity (Institutional), LLC
Partners Group Private Equity (Institutional TEI), LLC
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IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON JUNE [•], 2016

The Notice of Special Meeting of Members and Voting Instruction Request are available at www.proxyvote.com by entering the control number that appears on your voting instruction card.

By Order of the Boards of Managers

Robert M. Collins
President

Partners Group Private Equity, LLC
Partners Group Private Equity (TEI), LLC
Partners Group Private Equity (Institutional), LLC
Partners Group Private Equity (Institutional TEI), LLC

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IMPORTANT NOTICE

The Master Fund is seeking the vote of its members regarding the approval of the Master Fund Proposals. We recommend that you read the entire enclosed Voting Instruction Request, which describes the Master Fund Proposals in more detail. For your convenience, we have provided some “Questions and Answers” to assist you in reviewing the Master Fund Proposals.

QUESTIONS AND ANSWERS ABOUT THE VOTING INSTRUCTIONS

Q. Why is the Feeder Fund seeking your Voting Instructions?

A. The Master Fund is seeking the vote of its members regarding the approval of the following Master Fund Proposals: (1) the New Limited Liability Company Agreement for the Master Fund, (2) the reorganization of the Funds’ master-feeder structure into a single fund with a multi-class investment structure, (3) the New Investment Management Agreement containing a fund-level incentive fee and an amended investment management fee, (4) the Distribution Plan relating to the Service Class Interests of the Master Fund, and (5) the Minimum Repurchase Threshold for the Master Fund. As a member of the Master Fund, each of the Feeder Funds will vote its Interests in the Master Fund for or against the applicable Master Fund Proposals proportionately to the instructions to vote for or against the Master Fund Proposals received from its respective Members. Only the Service Feeder Funds will vote on Master Fund Proposal 4 to approve the Distribution Plan relating to the Service Class Interests of the Master Fund. Therefore, only the Service Feeder Funds are seeking voting instructions from their Members with respect to Master Fund Proposal 4.

Q. Will my vote make a difference?

A. Yes. Each Feeder Fund’s Interests in the Master Fund will be voted as described above. Because it is important that your vote be represented, you are urged to consider and vote on the proposals by completing, dating, signing and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the internet by following the enclosed instructions. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Q. Will the Feeder Fund pay for the proxy solicitation and related costs?

A. These costs will be borne equally by the Adviser and the Master Fund. Each Feeder Fund will indirectly bear a portion of these costs through its investment in the Master Fund.

Q. Who can I call if I have questions?

A. We will be pleased to answer your questions about this voting instruction solicitation. Please call [  ] between [8:30 a.m. and 5:00 p.m.], Eastern Time, Monday through Friday with any questions.

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Q. How do I instruct the Feeder Fund to vote?

A. You may use the enclosed postage-paid envelope to mail your voting instruction card. Alternatively, you may vote via the Internet at www.proxyvote.com and follow the on-screen instructions or by calling [INSERT TELEPHONE NUMBER] on your touch-tone telephone.
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VOTING INSTRUCTION REQUEST

This Voting Instruction Request is furnished in connection with the solicitation of voting instructions by the Boards of Managers (collectively, the “Board”) of the Feeder Funds. This Voting Instruction Request and the accompanying voting instruction card will be mailed to Members on or about [•], 2016. The close of business on [•], 2016 has been fixed as the record date (the “Record Date”) for the determination of Members entitled to provide voting instructions. As a member of the Master Fund, each Feeder Fund will vote its interests in the Master Fund for or against the Master Fund Proposals proportionately to the instructions to vote for or against the Master Fund Proposals received from its respective Members. At the close of business on the Record Date, the total of the capital account balances of all Members for each of the Feeder Funds was as follows:

Feeder Fund Name	Approximate Capital Account Balance
Partners Group Private Equity, LLC	$[ ]
Partners Group Private Equity (TEI), LLC	$[ ]
Partners Group Private Equity (Institutional), LLC	$[ ]
Partners Group Private Equity (Institutional TEI), LLC	$[ ]

On the Record Date, the capital account balances of all members of the Master Fund were approximately $[     ]. Each Fund generally computes its net asset value as of the last business day of each month. Members’ capital account balances as of the Record Date are based on each Feeder Fund’s computation of its net asset value as of [     ], 2016.

All voting instruction cards solicited by the Board that are properly executed and received (including by Internet or telephone, as described further herein) by a Feeder Fund’s Secretary before [     ], 2016 will be counted in determining how that Feeder Fund will vote its interests in the Master Fund. Any Member may revoke his voting instructions at any time before [     ], 2016 by notifying his respective Feeder Fund of revocation in writing or delivering to the Feeder Fund a duly executed voting instruction card bearing a later date. If no instruction is given on a signed and returned voting instruction card for a particular Master Fund Proposal, it will be voted “FOR” the Master Fund Proposal.

Each Feeder Fund will vote its Master Fund Interests in proportion to the instructions to vote for or against the Master Fund Proposals received from its Members. In the event that a Feeder Fund does not receive voting instructions from Members, the portion of that Feeder Fund’s Master Fund Interests allocable to such Members will be voted in the same proportions as the portion with respect to which it has received voting instructions. Abstentions and broker non-votes have the effect of a negative vote. A broker non-vote occurs when a nominee holding interests for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the interests in the absence of such instructions.

The Board has determined that the receipt of voting instructions of Members holding a majority of the total number of votes eligible to be cast by all Members of each Feeder Fund will constitute a quorum. A quorum of each Feeder Fund will be required for the Master Fund to act on the Master Fund Proposals. In the absence of a quorum, the Special Meeting may be adjourned without additional notice to the Members in order to solicit additional voting instructions.

The Feeder Funds will furnish, without charge, copies of each Feeder Fund’s most recent annual report and/or semi-annual report to Members to any Member upon request. Each Feeder Fund’s semi-annual and annual reports to Members, when available, may be obtained from the Feeder Fund by writing to the Feeder Fund c/o Partners Group (USA) Inc. at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036 or by calling [   ].

General Information about the Master Fund and Feeder Funds

The Master Fund was organized as a limited liability company under the laws of the State of Delaware on August 4, 2008 and commenced operations on July 1, 2009. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund is managed by Partners Group (USA) Inc. (the “Adviser”) who serves as investment adviser to the Master Fund pursuant to an Investment Management Agreement between the Master Fund and the Adviser (the “Current Investment Management Agreement”).

The Master Fund is a master investment portfolio in a master-feeder structure. Each Feeder Fund invests substantially all of its assets, directly or indirectly, in the Interests of the Master Fund and accordingly is a member of the Master Fund.

Partners Group Private Equity (TEI), LLC and Partners Group Private Equity (Institutional TEI), LLC (the “TEI Feeder Funds”), which are intended for Members that are tax-exempt organizations or non-U.S. persons, invest indirectly in the Master Fund through Cayman Islands limited duration companies (the “Offshore Blockers”) that are intended to prevent such Members from receiving an allocation of Master Fund income that would otherwise constitute unrelated business taxable income (“UBTI”) or income effectively connected with a trade or business within the United States (“ECI”) with respect to such Members. Members of the TEI Feeder Funds are allocated their distributive shares of income deemed to be received by the TEI Feeder Funds from the Offshore Blockers, without being allocated any UBTI or ECI.

Interests in the Funds are issued and sold solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of and/or Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Funds may be made only by investors that are considered both “accredited investors” within the meaning of Rule 501 of the Securities Act and “qualified clients” within the meaning of Rule 205-3 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

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Information Concerning the Adviser

The Adviser is a Delaware corporation registered as an investment adviser under the Advisers Act. The Adviser has its principal offices at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036. The Adviser is an affiliate of Partners Group AG, a global private markets investment manager. The Adviser is wholly-owned by Partners Group Holding AG, which is listed on the SIX Swiss Exchange (ticker: PGHN) and had a public market capitalization of approximately [•] billion Swiss Francs (approximately [•] billion U.S. Dollars) as of [•], 2016. Partners Group Holding AG’s principal offices are at Zugerstrasse 57, Baar 6341, Switzerland.

The following table sets forth the name, position and principal occupation of each officer and director of the Adviser. Each individual’s address is c/o Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, New York 10036.

Name and Address	Principal Occupation with Adviser
Pamela Alsterlind	Director
Andreas Baumann	Director
Robert M. Collins	Director
Charles Dallara	Director
Scott Essex	Director; Secretary
Oliver Jimenez	Chief Compliance Officer
David Layton	Director
Joel Schwartz	Director

Robert M. Collins, Director of the Adviser, is also the President of each Fund. In addition, Justin Rindos and Oliver Jimenez, employees of the Adviser, serve as each Fund’s Chief Financial Officer and Secretary, respectively.

Proposal 1: Approval of the New
Limited Liability Company Agreement for the Master Fund

Background

Currently, the Master Fund and the Feeder Funds are all classified as partnerships for U.S. federal income tax purposes. As a result of this classification, the Master Fund and the Feeder Funds are not subject to U.S. federal income tax. Instead, in the case of Partners Group Private Equity, LLC and Partners Group Private Equity (Institutional), LLC (the “Domestic Feeder Funds”), each Domestic Feeder Fund is allocated a share of the Master Fund’s income, gain, deduction, loss and credit, and Members of the Domestic Feeder Funds are subject to U.S. federal income tax on their allocable shares of the applicable Domestic Feeder Fund’s income and gain and, subject to certain limitations, are entitled to claim their allocable shares of the applicable Domestic Feeder Fund’s deductions, losses and credits. The TEI Feeder Funds, which are intended for Members that are tax-exempt organizations and non-U.S. persons, indirectly invest in the Master Fund through the Offshore Blockers that are intended to prevent such Members from receiving an allocation of Master Fund income that might constitute UBTI or ECI, as applicable, with respect to such Members.

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Because each Feeder Fund is treated as a partnership for U.S. federal income tax purposes, each Feeder Fund annually delivers to its Members information detailing their allocable share of the Feeder Fund’s income, gain, deduction, loss and credit for U.S. federal income tax purposes on IRS Schedule K-1 (rather than IRS Form 1099). In light of the Master Fund’s investments in numerous investment funds that are themselves classified as partnerships for U.S. federal income tax purposes, Members may be subject to complex U.S. federal and/or state income tax reporting. Although each Feeder Fund furnishes to its Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete U.S. federal and state tax returns, along with any other tax information required by law, this information sometimes is delayed because the Master Fund must receive similar information from the underlying investments in which it invests in order to prepare its own tax return and deliver IRS Schedules K-1 to the Feeder Funds. As such, Members may be required to obtain extensions of time to file their U.S. federal income tax returns. In addition, the Master Fund may recognize income and gain attributable to investments in entities treated as partnerships for U.S. federal income tax purposes that may require Members to file state and local tax returns in jurisdictions where such partnerships are engaged in business.

Under the proposal, the Master Fund would elect to be classified as a corporation for U.S. federal income tax purposes, and would intend to elect to be treated as a RIC for U.S. federal income tax purposes, which would result in a change in the U.S. federal income tax treatment of the Master Fund and its Members, as described below. Following the Reorganization, Members would receive information detailing their income and gain with respect to the Master Fund on IRS Form 1099, which would be sent to Members by January 31st of each year. In addition, Members generally would not be required to file state and local tax returns solely as a result of the Master Fund’s investments.

U.S. Federal Income Tax Consequences

RIC Taxation. In order to qualify each year as a RIC under the Code and to avoid paying U.S. federal income and excise tax on its income, the Master Fund must satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code. Provided it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Master Fund will not be subject to U.S. federal income tax on income paid to its members in the form of dividends, including net capital gains (“Capital Gains Distributions”).

To qualify as a RIC under the Code, the Master Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Gross Income Test”). The Master Fund must also distribute to its Members at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year (the “Distribution Requirement”). The Master Fund’s Board is expected to approve an automatic dividend reinvestment plan (“DRIP”) under which the Master Fund’s distributions will be reinvested in additional Master Fund Interests, unless a Member opts-out of the DRIP. If the Master Fund fails to pay certain levels of required distributions each year, the Master Fund may be liable for interest charges and excise taxes, and could lose its qualification as a RIC.

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Finally, the Master Fund must also satisfy certain requirements with respect to the diversification of its assets (the “Diversification Test”), pursuant to which the Master Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. Government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than (x) 5% of the Master Fund’ assets or (y) 10% of the voting securities of that issuer. In addition, at the close of each quarter of its taxable year, not more than 25% of the value of the Master Fund’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) (i) of any one issuer, or of two or more issuers that the Master Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or (ii) of one or more qualified publicly traded partnerships.

If the Master Fund fails to meet the Income Test, Diversification Test or Distribution Requirement, and was not eligible for relief under certain provisions of the Code for any taxable year, the Master Fund’s taxable income will be subject to U.S. federal income tax at regular corporate rates, and all distributions by the Master Fund from earnings and profits, including distributions of net capital gain (if any), will be taxable to Members as ordinary income. Such distributions will be treated as qualified dividend income with respect to Members who are individuals, and will be eligible for the dividends received deduction with respect to Members that are corporations, provided certain holding periods are met. In order to again qualify for U.S. federal income taxation as a RIC, the Master Fund may be required to recognize unrealized gains, pay taxes and interest, and make distributions.

The Master Fund may invest in, among other things, the stock of passive foreign investment companies (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) at least 50% of its average assets produce, or are held for the production of, passive income. Under certain circumstances, the Master Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Master Fund distributes the PFIC income as a dividend to its members. The balance of the PFIC income will be included in the Master Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its Members.

If the Master Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Master Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of U.S. federal income and excise tax -- even if the QEF does not distribute those earnings and gain to the Master Fund. It may not be possible for the Master Fund to make a QEF election with respect to any PFICs in which it invests. In certain cases, the Master Fund may be eligible to make a “mark-to-market” election with respect to a PFIC, pursuant to which the Master Fund will include in its taxable income (as ordinary income) any appreciation in the value of the shares of such PFIC, and deduct from its taxable income (as ordinary expense) any deprecation in the value of the shares of such PFIC, but only to the extent of prior appreciation in value of the shares of such PFIC included in the Master Fund’s taxable income.

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The Master Fund’s ability to qualify as a RIC will depend on the income and assets directly and indirectly owned by the Master Fund (including its investments in underlying investment funds that are not controlled by the Master Fund), and there can be no assurance that the Master Fund will meet the requirements to qualify for a RIC in each taxable year. The Master Fund expects that it will hold certain assets that generate income that does not qualify for the Gross Income Test through a subsidiary treated as a corporation for U.S. federal income tax purposes. While such subsidiary should prevent the Master Fund from recognizing non-qualifying income for purposes of the Gross Income Test, such subsidiary generally would be subject to U.S. federal, state and local taxes at regular corporate rates.

Taxation of U.S. Members. Distributions by the Master Fund generally are taxable to U.S. Members as ordinary income or capital gains. Distributions of the Master Fund’s investment company taxable income will be taxable as ordinary income to U.S. Members to the extent of the Master Fund’s current or accumulated earnings and profits. To the extent that such distributions paid by the Master Fund to non-corporate U.S. Members are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a reduced maximum U.S. federal income tax rate of 20%. Distributions of the Master Fund’s net capital gain (which generally is the Master Fund’s realized net long-term capital gains in excess of its realized net short-term capital losses) properly designated by the Master Fund as “capital gain dividends” will be taxable to U.S. Members as long-term capital gains (currently taxable at a maximum U.S. federal income tax rate of 20% in the case of non-corporate U.S. Members (including individuals)), regardless of the U.S. Member’s holding period for its Interests. Distributions of the Master Fund’s net short-term gains will be treated as ordinary income to Members. Net operating and net capital losses of the Master Fund do not pass-through to its Members.

At least annually, the Master Fund must distribute any net capital gain (the excess of net long-term capital gain over net short-term capital loss) or, alternatively, retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. In the case of retained capital gains, Members would (i) include their allocable share of the retained net capital gain in their U.S. federal taxable income for the year as long-term capital gain (regardless of the holding period for their Interests), and would be entitled to a tax credit (which may be refunded if the credit exceeds their U.S. federal tax liability) for their allocable share of the tax paid by the Master Fund and (ii) increase their tax basis in their Interests by 65% of the retained gain.

If, for any calendar year, the Master Fund’s total distributions exceed the Master Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), the excess will be treated as a non-taxable return of capital to each Member (up to the amount of the Member’s tax basis in its Interests) and thereafter as gain from the sale of such Member’s Interests. The amount treated as a non-taxable return of capital will reduce the Member’s adjusted tax basis in its Interests, thereby increasing its potential gain or reducing its potential loss, on such Member’s subsequent sale or other disposition of its Interests.

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Members will be subject to U.S. federal income tax on distributions that are reinvested in additional Interests pursuant to the DRIP, and generally will receive a tax basis in such Interests equal to the value of the Interests acquired, with a holding period for such Interests beginning the day after acquisition.

Miscellaneous itemized deductions generally are deductible by a Member that is a U.S. individual, trust or estate only to the extent that the aggregate of such Member’s miscellaneous itemized deductions exceeds 2% of such Member’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code. Certain fees and expenses of the Master Fund, including fees paid to the Adviser, generally will be treated as miscellaneous itemized deductions for purposes of the foregoing limitations, unless the Master Fund qualifies as a “publicly offered regulated investment company.” Following the effective date of the Master Fund’s election to be treated as a RIC for U.S. federal income tax purposes, the Master Fund expects to qualify as a publicly offered regulated investment company, although no assurance can be provided that the Master Fund will qualify or remain qualified as a publicly offered regulated investment company.

A Member generally will recognize taxable gain or loss if the Member sells or otherwise disposes of its Interests. The amount of gain or loss will be measured by the difference between such Member’s adjusted tax basis in the Interests sold and the amount of the proceeds received in exchange therefor. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the Member has held its Interests for more than one year; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Interests held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Interests. In addition, all or a portion of any loss recognized upon a disposition of Interests may be disallowed if other Interests are purchased (whether through the DRIP or otherwise) within 30 days before or after the disposition.

In general, non-corporate Members (including individuals) currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Interests. Such rate is lower than the maximum U.S. federal income tax rate on ordinary income currently payable by non-corporate Members (including individuals). Corporate Members currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate Members (including individuals) with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate Member (including an individual) in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate Members may carry back capital losses for three years or carry forward such losses for five years.

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A Member that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, generally will be subject to a 3.8% tax on the lesser of (i) the Member’s “net investment income” for a taxable year and (ii) the excess of the Member’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to Interests, and net gain attributable to the disposition of Interests, but will be reduced by any deductions properly allocable to such distributions or net gain.

Under applicable Treasury Regulations, if a Member recognizes a loss with respect to its Interests of $2 million or more for a non-corporate Member or $10 million or more for a corporate Member in any single taxable year (or a greater loss over a combination of years), the Member must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, RIC investors are not excepted.

A Member may be subject to U.S. federal income tax (“backup withholding”), at a current rate of 28%, from any taxable distribution to such Member (other than a corporation, a financial institution, or a Member that otherwise qualifies for an exemption) (1) that fails to provide a correct taxpayer identification number or a certificate that such Member is exempt from backup withholding or (2) with respect to whom the IRS provides notification that such Member has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax; any amount withheld under the backup withholding rules is allowed as a credit against the Member’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Taxation of Tax-Exempt Members. Tax-exempt investors should not recognize UBTI from an investment in the Interests, provided they do not incur indebtedness to acquire or own their Interests.

Taxation of Non-U.S. Members. Subject to the discussion below, distributions of the Master Fund’s investment company taxable income to a non-U.S. Member (“Non-U.S. Member”) that are not effectively connected with the Member’s conduct of a trade or business within the United States will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Master Fund’s current or accumulated earnings and profits. Certain U.S. income tax treaties do not provide benefits for withholding taxes on dividends paid by a RIC (or such benefits are provided at a reduced rate), and Non-U.S. Members may be required to provide the Master Fund with U.S. taxpayer identification numbers to claim treaty benefits on the Master Fund’s dividend distributions.

However, properly designated dividends are generally exempt from withholding of U.S. federal tax where they (i) are paid in respect of the Master Fund’s “qualified net interest income” (generally, U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Master Fund or the Non-U.S. Member are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of “qualified short-term capital gains” (generally, the excess of net short-term capital gain over long-term capital loss for such taxable year), and certain other requirements are satisfied.

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Actual or deemed distributions of net capital gains to a Non-U.S. Member, and gains realized by a Non-U.S. Member upon the sale of Interests that are not effectively connected with the Member’s conduct of a trade or business within the United States generally will not be subject to U.S. federal income or withholding tax, unless the Non-U.S. Member is an individual who has been present in the United States for 183 days or more during the taxable year and satisfies certain other conditions, in which case, except as otherwise provided by an applicable income tax treaty, the distributions or gains, which may be offset by certain U.S.-source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the Non-U.S. Member is not considered a resident alien under the Code. The foregoing assumes that the Master Fund will not be treated as a “U.S. real property holding corporation.” While the Master Fund believes that it will not be a U.S. real property holding corporation, no assurance can be provided that the Master Fund will not be or will not become a U.S. real property holding corporation. If the Master Fund is or becomes a U.S. real property holding corporation, Non-U.S. Members would be subject to U.S. federal income tax (including U.S. federal branch profits tax for Non-U.S. Members that are treated as corporations for U.S. federal income tax purposes) and U.S. federal income tax return filing obligations on dividend distributions from the Master Fund that are attributable to gain from the sale by the Master Fund of “U.S. real property interests” (within the meaning of Section 897 of the Code and the applicable Treasury Regulations).

Non-U.S. Members generally are required to file U.S. federal income tax returns on capital gains dividends attributable to sales of U.S. real property interests.

If the Master Fund retains, rather than distributes its net capital gains, a Non-U.S. Member will be entitled to a U.S. federal income tax credit (which may be refunded if the credit exceeds such Member’s U.S. federal income tax liability) equal to the Member’s allocable share of the tax the Master Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Member must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Member would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return with respect to its ownership of the Interests.

A Non-U.S. Member who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, will be subject to information reporting and may be subject to backup withholding of U.S. federal income tax on taxable distributions unless the Non-U.S. Member provides an applicable IRS Form W-8 (or an acceptable substitute form) or otherwise establishes an exemption from backup withholding. All amounts reinvested in additional Interests through the DRIP will be net of all required U.S. federal withholding taxes.

Under the Code, the Master Fund generally will be required to withhold U.S. federal tax at a rate of 30% on dividends paid on Interests and, after December 31, 2018, on the gross proceeds from a sale of Interests to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, Non-U.S. Members that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction.

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A description of the anticipated U.S. federal income tax consequences of the reorganization is set forth below under the heading “Proposal 2: Approval of the Reorganization”.

MEMBERS ARE URGED TO CONSULT THEIR TAX ADVISERS WITH REGARD TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES TO THEM OF THE RESTRUCTURING, THE MASTER FUND’S PROPOSED ELECTION TO BE TREATED AS A RIC, AND THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES TO THEM OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF INTERESTS, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

The foregoing briefly summarizes some of the material U.S. federal income tax consequences to the Master Fund and the Members if the Master Fund elects to be and qualifies as a RIC. The summary does not address special tax rules applicable to certain types of investors, such as real estate investment trusts, broker-dealers, financial institutions, governmental investors, and private foundations. Unless otherwise noted, the foregoing assumes that a Member holds its Interests as capital assets (generally, property held for investment). This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS, possibly on a retroactive basis. Investors should consult their tax advisors regarding the U.S. federal, state and local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The Proposal

It is proposed that the New Limited Liability Company Agreement be approved to eliminate provisions relating to the Master Fund’s current classification as a partnership for U.S. federal income tax purposes and to add provisions consistent with the Master Fund’s election to be classified as an association taxable as a corporation and to elect to qualify as a RIC under Subchapter M of the Code. A form of the Master Fund’s proposed New Limited Liability Company Agreement, marked to show the proposed amendments, is attached hereto as Appendix B.  In addition to the changes noted above, it is also proposed that the New Limited Liability Company Agreement be approved (i) to permit the creation of multiple classes of Master Fund Interests (see Proposal 2) and (ii) to reflect the conversion of the current account-based incentive allocation to a fund-level incentive fee (see Proposal 3).

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NEW
LIMITED LIABILITY COMPANY AGREEMENT OF THE MASTER FUND.

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Proposal 2: Approval of the Reorganization

Background

As discussed above in Proposal 1, it is proposed that the U.S. federal tax classification of the Master Fund be changed from a partnership to an association taxable as a corporation, and that thereafter the Master Fund would elect to be treated as a RIC for U.S. federal income tax purposes. In conjunction with the change in tax classification, an Agreement and Plan of Reorganization is proposed that would result in the Funds’ master-feeder structure being reorganized into a single fund with a multi-class investment structure. The Reorganization is proposed primarily because the master-feeder structure will no longer be necessary if the Master Fund becomes a RIC and can issue multiple classes of shares. Two significant reasons for establishing the master-feeder structure were (i) to maintain the Funds’ election to be treated as partnerships for U.S. federal income tax purposes and (ii) to create different Feeder Funds for different investor types. With the change in tax classification, the tax motivation for the master-feeder structure is no longer a consideration. Second, the Master Fund has received an exemptive order from the Securities and Exchange Commission (the “SEC”) which permits the Master Fund to establish and issue multiple classes of Interests, eliminating the need for the master-feeder structure. In light of the change in the Master Fund’s tax classification and the ability to create multiple classes of shares at the Master Fund level, the Feeder Funds will no longer serve any purpose, and the Reorganization would eliminate the Feeder Funds and the expenses required for their continued operation.  A copy of the Agreement and Plan of Reorganization is attached hereto as Appendix A.

Summary of the Reorganization

Currently, the Funds are part of a master-feeder structure consisting of five different funds, including the four Feeder Funds and the Master Fund. All of the Funds have identical objectives and policies. The Reorganization would eliminate the master-feeder structure and result in a single fund with two classes of Interests that is expected to result in reduced operating expenses, which should benefit all Members of the Feeder Funds.

As the final step in the Reorganization, each of the Feeder Funds would be liquidated and terminated (the Offshore Blockers for the TEI Feeder Funds would also be liquidated and terminated). In each liquidation, Master Fund Interests would be distributed to Members of the Feeder Funds and Members of the Feeder Funds will become members of the Master Fund. The Master Fund will initially have two classes of Interests—Institutional Class Interests and Service Class Interests. Members of the Institutional Feeder Funds will receive Institutional Class Interests, and Members of the Service Feeder Funds will receive Service Class Interests. Each Member will receive Institutional Class Interests or Service Class Interests, as applicable, in each case having an aggregate value, determined at the time the Reorganization is consummated, that is the same as the value of such Member’s interests in the Feeder Fund in which such Member held interests prior to the Reorganization, provided, that Members of Partners Group Private Equity (TEI), LLC and Partners Group Private Equity (Institutional TEI), LLC, will receive Master Fund Interests net of any U.S. federal, state and local taxes incurred by their respective Offshore Blocker through which they invest in the Master Fund (including as a result of the Deemed Sale Election). Members will not incur any sales loads or other transaction charges as a result of the Reorganization. However, through its investment in a Feeder Fund, each Member of a Feeder Fund will indirectly bear a portion of the Reorganization costs paid by the Master Fund.

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Tax Consequences of the Reorganization

Partners Group Private Equity, LLC and Partners Group Private Equity (Institutional), LLC (the “Domestic Feeder Funds”)

For Members in the Domestic Feeder Funds, the Master Fund’s election to be classified as an association taxable as a corporation and a RIC generally should be treated as a tax-deferred contribution of the Master Fund’s assets to a “new” corporation under Section 351 of the Code. As a result, no gain or loss should be recognized by the Master Fund or by Members of the Domestic Feeder Funds, with the exception of Members that are taxed as corporations under Subchapter C of the Code (“C Corporations”) as discussed in more detail below. Further, other than with respect to such C Corporation Members, the tax basis of the assets of the Master Fund after the election to be classified as an association taxable as a corporation generally should be the same as the tax basis of those assets in the hands of the Master Fund immediately before the election, and the Master Fund’s holding period for such assets should not be affected. In addition to these Members generally not recognizing gain or loss in connection with the Reorganization, other than with respect to such C Corporation Members, a Member’s aggregate tax basis in the Interests it receives should be the same as its aggregate tax basis in its interests in the Domestic Feeder Fund it held prior to the Reorganization, and the Member’s holding period for such Interests should include the Member’s holding period for the interests in the Domestic Feeder Fund it held prior to the Reorganization.

The distribution by the Domestic Feeder Funds to their Members of Interests in complete liquidation of the Domestic Feeder Funds should not be taxable to the Domestic Feeder Funds or their Members.

C Corporation Members in the Domestic Feeder Funds

In order to prevent a taxable C Corporation from avoiding recognition of gain on appreciated assets by contributing those assets to a RIC, the Code provisions that generally treat such contributions as tax deferred are modified to provide that either (i) the C Corporation elects to recognize any net built-in gain upon the contribution of assets to a RIC (the “Deemed Sale Election”) or (ii) the RIC must pay tax (contrary to typical RIC tax treatment) on such built-in gain if it sells the contributed assets within five years of such contribution. When the Master Fund elects to be treated as an association taxable as a corporation and as a RIC for U.S. federal income tax purposes, it will be treated as making a contribution of assets to a RIC on behalf of all of its Members. As such, the foregoing rules will apply with respect to the portion of the Master Fund that is owned by the Offshore Blockers and any of the Members of the Domestic Feeder Funds that are taxable C Corporations. When the Master Fund makes its election to be treated as an association taxable as a corporation for U.S. federal income tax purposes, the U.S. federal income tax law specifies that the Deemed Sale Election, if made, is to be made by the Master Fund.

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The Master Fund expects to make the Deemed Sale Election with respect to the portion of its assets attributable to the Offshore Blockers and any taxable C Corporations that are Members in the Domestic Feeder Funds. As a result of such an election, such taxable C Corporation Members will recognize gain at the time of the election equal to the extent by which the fair market value of their Interests exceeds the tax basis of such Interests. The Master Fund’s tax basis in its allocable share of assets held by the Offshore Blockers and any taxable C Corporations that are Members of the Domestic Feeder Funds will be increased to reflect the amount of the gain so recognized. Also, the C Corporations’ tax basis in the Interests they receive will be increased to reflect the gain they recognize.

Partners Group Private Equity (TEI), LLC and Partners Group Private Equity (Institutional TEI), LLC (the “TEI Feeder Funds”)

As noted above, the Master Fund expects to make the Deemed Sale Election with respect to the portion of its assets attributable to the Offshore Blockers and any taxable C Corporations that are Members in the Domestic Feeder Funds. As a result of such an election, the Offshore Blockers will recognize gain at the time of the election. However, it is not anticipated that a material amount of such gain will be treated or subject to tax as ECI and, as a result, it is not anticipated that the Offshore Blockers will be subject to material amounts of U.S. federal income tax as a result of such Deemed Sale Election. As noted above: (i) the Master Fund’s tax basis in its allocable share of assets held by the Offshore Blockers and any taxable C Corporations will be increased to reflect the amount of the gain so recognized; and (ii) the Offshore Blockers’ tax basis in the Interests they receive will be increased to reflect the gain they recognize.

The liquidations of the Offshore Blockers and the distribution of their Interests to the TEI Feeder Funds will be taxable transactions. However, any gain recognized by the Offshore Blockers should not be treated or subject to tax as ECI and should not be subject to U.S. federal income tax. In addition, a tax-exempt Member investing in a TEI Feeder Fund should not incur tax liability with respect to the liquidation of the Offshore Blockers, unless such Member borrowed money to acquire or own its interests in the TEI Feeder Funds.

The distribution of Interests by the TEI Feeder Funds to their Members should not be taxable to those Funds or their Members.

Schedule K-1 for Final Tax Year

The tax year of the Master Fund will end on the effective date of its election to be classified as an association taxable as a corporation for U.S. federal income tax purposes. The Master Fund will be required to file a final IRS Form 1065 (partnership tax return) for the tax year ending on such date and to provide its Members (the Feeder Funds) with IRS Schedules K-1 reporting their allocable shares of tax items for such year. The tax years of the Feeder Funds will end as of the respective dates of their liquidations, and the Feeder Funds will also provide their Members with IRS Schedule K-1s reporting the Members’ allocable shares of such tax items. Members will be required to report on their tax returns the items contained on their IRS Schedule K-1 for such tax year.

No tax ruling has been or will be received from the IRS in connection with the Reorganization.

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This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any Member. Members are urged to consult their tax advisors as to the specific consequences to them of the Reorganization, including the applicable state, local and non-U.S. tax consequences, as well as applicable tax reporting requirements.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE REORGANIZATION.

Proposal 3: Approval of the New Investment Management Agreement between the Master Fund and the Adviser

The New Limited Liability Company Agreement of the Master Fund and the New Investment Management Agreement between the Master Fund and the Adviser will both be in effect following the Reorganization. Copies of each, marked to show proposed amendments, are attached to this Voting Instruction Request as Appendices B and C, respectively. The descriptions of certain provisions of the New Investment Management Agreement and the New Limited Liability Company Agreement that follow are qualified in their entirety by reference to Appendices B and C.

Fund-Level Incentive Fee

Currently, the Adviser is entitled to receive a capital account-based incentive allocation equal to 10% of the excess, if any, of (i) the allocable share of the net profits of the Master Fund for the relevant period of each person that has invested in Master Fund Interests over (ii) the then balance, if any, of that person’s Loss Recovery Account (as defined below). The Master Fund maintains a memorandum account for each person that has invested in Master Fund Interests (each, a “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Master Fund by the amount of the relevant member’s allocable share of the net losses of the Master Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of such member’s allocable share of the net profits of the Master Fund for the quarter. Members of a Feeder Fund benefit from the Loss Recovery Account established for such Feeder Fund in proportion to their interest in the Feeder Fund.

As a consequence of the new tax structure of the Master Fund (as described above), as well as the Master Fund having direct investors as a result of its multi-class structure, it is proposed that the current capital account-based incentive allocation be converted to a fund-level fee and that corresponding changes be made to the Master Fund’s Current Investment Management Agreement and Limited Liability Company Agreement.

Pursuant to the proposed fund-level incentive fee, the Adviser will be entitled to receive an incentive fee equal to 10% of the excess, if any, of (i) the net profits of the Master Fund for the relevant period over (ii) the then balance, if any, of the New Loss Recovery Account (as defined below). The Master Fund will maintain a memorandum account (the “New Loss Recovery Account”) which will have an initial balance equal to the sum of the Loss Recovery Accounts of the Service Feeders and the Institutional Feeders immediately prior to the Reorganization and that at the close of each calendar quarter of the Master Fund following the Reorganization will be (i) increased by the amount of the net losses of the Master Fund for the quarter, or (ii) decreased (but not below zero) by the amount of the net profits of the Master Fund for the quarter. Members in the Master Fund will benefit from the New Loss Recovery Account established for the Master Fund in proportion to their holdings of Master Fund Interests.

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While the current account-based incentive allocation and the proposed fund-level incentive fee are numerically identical (10%), the Board of Managers of the Master Fund has determined to submit the New Investment Management Agreement containing the amended incentive fee structure for approval by the members of the Master Fund.

Amended Investment Management Fee

In addition to the incentive compensation, under the Current Investment Management Agreement between the Master Fund and the Adviser, the Master Fund currently pays the Adviser a monthly investment management fee equal to 1.25% on an annualized basis of the greater of (i) the Master Fund’s net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment.

Pursuant to the New Investment Management Agreement, following the Reorganization the Master Fund would be obligated to pay to the Adviser a fee equal to 1.50% on an annualized basis of the greater of (i) the Master Fund’s net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment.

Expense Limitation Agreement

Furthermore, the Adviser has entered into an expense limitation agreement (collectively, the “Expense Limitation Agreement”) with each Feeder Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of each Feeder Fund (a “Waiver”), if required to ensure the total annual expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the incentive allocation and any acquired fund fees and expenses) do not exceed 3.00% on an annualized basis with respect to the Service Feeder Funds and do not exceed 2.30% on an annual basis with respect to the Institutional Feeder Funds (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made (the “Recoupment Period”), the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement may be terminated by the Adviser or the applicable Feeder Fund upon thirty days’ written notice to the other party.

Following the Reorganization, the Adviser is expected to agree to waive fees that it would otherwise be paid, and/or to assume expenses of the Master Fund (a “New Waiver”), if required to ensure the total annual expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the incentive allocation and any acquired fund fees and expenses) do not exceed 3.00% on an annualized basis with respect to the Service Class Interests and do not exceed 2.30% on an annual basis with respect to the Institutional Class Interests (the “New Expense Limit”). For a period not to exceed three years from the date on which a New Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the New Expense Limit. Additionally, until the expiry of the Recoupment Period, any Waiver pertaining to the Service Feeders that has not previously been recouped by the Adviser shall be considered a New Waiver of the Service Class Interests. Moreover, until the expiry of the Recoupment Period, any Waiver pertaining to the Institutional Feeders that has not previously been recouped by the Adviser shall be considered a New Waiver of the Institutional Class Interests.

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During the fiscal year ended March 31, 2015, after waivers, the Adviser received $__________ as compensation from the Funds, including incentive compensation and the investment management fee. If the new fund-level incentive fee and new investment management fee had been in place, the Adviser would have received, after waivers, $_________ as compensation from the Funds, including incentive compensation and the investment management fee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NEW
INVESTMENT MANAGEMENT AGREEMENT.

Proposal 4: Approval of the Distribution Plan for the Service Class

The Master Fund has received an exemptive order which permits the imposition of a distribution and service fee. The Service Feeder Funds will be asked to approve the Distribution Plan relating to the Service Class, the class of Master Fund Interests which Members of the Service Feeder Funds will hold following completion of the Reorganization. The Distribution Plan is attached to this Voting Instruction Request as Appendix D. The description of the Distribution Plan that follows is qualified in its entirety by reference to Appendix D.

The Distribution Plan would allow the Fund to pay distribution and service fees for the sale and distribution of its Service Class Interests. Under the Distribution Plan, the Fund may pay as compensation up to 0.70% on an annualized basis of the Fund’s net asset value attributable to Service Class Interests to the Fund’s placement agent or other qualified recipients under the Distribution Plan. However, the Distribution Plan for Service Class Interests is not expected to impact the expenses paid by Members of the Service Feeder Funds after the reorganization because Service Class Interests of the Master Fund will not be subject to the 0.70% fund servicing fee currently charged by the Service Feeder Funds.

In accordance with an exemptive order, the Distribution Plan will comply with Rule 12b-1 under the 1940 Act, which requires that (1) a distribution plan must be approved with respect to a fund by a vote of at least a majority of the outstanding voting securities of the fund; (2) a distribution plan and any related agreements must be approved by a vote of the fund’s board of managers, and by a majority of the managers who are not “interested persons” of the fund under the 1940 Act and have no direct or indirect financial interest in the operation of the plan or in any related agreements (the “Independent Managers”), cast in person at a meeting called for the purpose of voting on the plan and related agreements; (3) both a distribution plan and any related agreements must provide in substance (i) that they will be subject to annual approval by the managers and independent managers, (ii) that any person authorized to make payments under the plan or a related agreement must provide the managers with a quarterly written report of payments made and the purpose of the payments, (iii) that the distribution plan may be terminated at any time by the vote of a majority of the independent managers, (iv) that any related agreement may be terminated without penalty at any time by a vote of a majority of the independent managers or by vote of a majority of the outstanding securities of a fund on not more than 60 days’ written notice, and (v) that any related agreement terminates if it is assigned; (4) a distribution plan may not be amended to increase materially the amount to be spent for distribution without member approval, and all material plan amendments must be approved by a vote of the independent managers; (5) the selection and nomination of the independent managers must be committed to the independent managers; and (6) in implementing or continuing the distribution plan, the managers must conclude that there is a reasonable likelihood that the distribution plan will benefit the fund and its members.

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THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
DISTRIBUTION PLAN FOR THE SERVICE CLASS.

Proposal 5: Approval of the Minimum Repurchase Threshold for the Master Fund

Currently, no Member has the right to require any of the Feeder Funds to redeem such Member’s units in such Feeder Fund. The Feeder Funds from time to time may offer to repurchase units pursuant to written tenders by the Members. However, because all or substantially all of the Feeder Funds’ assets are invested in the Master Fund, the Feeder Funds have found it necessary to liquidate a portion of their Master Fund Interests in order to satisfy repurchase requests. Because Master Fund Interests may not be transferred, the Feeder Funds may withdraw a portion of their Master Fund Interest only pursuant to repurchase offers by the Master Fund. Therefore, the Feeder Funds have not conducted a repurchase offer for Units unless the Master Fund contemporaneously conducts a repurchase offer for Master Fund Interests.

Historically, the Adviser has recommended and anticipates continuing to recommend to the Board of Managers of the Master Fund that, under normal market circumstances, the Master Fund conduct repurchase offers of no more than 5% of the Master Fund’s net assets quarterly on or about each January 1, April 1, July 1 and October 1. As a result, the Feeder Funds have historically conducted repurchase offers on a schedule and in amounts that have depended on the Master Fund’s repurchase offers. In determining whether the Master Fund should offer to repurchase Master Fund Interests from members of the Master Fund pursuant to repurchase requests, the Board of Managers of the Master Fund may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Under certain circumstances, the Board of Managers of the Feeder Funds and the Master Fund may also offer to repurchase Interests and units, as applicable, at a discount to their prevailing net asset value. In addition, the Board of Managers of the Feeder Funds and the Master Fund may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Interests and units, as applicable.

17

In order provide additional clarity to Members as to the frequency and amount of Master Fund Interests to be offered for repurchase, it is proposed to provide Members with the Minimum Repurchase Threshold which shall be tested on a quarterly basis and which shall be met if either of the following conditions is satisfied over the period encompassed by the most recent four fiscal quarters:

(1) the Master Fund offers one quarterly repurchase of its Interests in which all Interests that were tendered by members are repurchased by the Master Fund; or

(2) an amount of Interests equal to at least 10% of the Master Fund’s average number of outstanding Interests not subject to an early repurchase fee over the period have been repurchased by the Master Fund.

The Minimum Repurchase Threshold will not guarantee that the Master Fund will offer to repurchase Interests in any given quarter. If neither condition of the Minimum Repurchase Threshold has been satisfied over the most recent four fiscal quarters, or a repurchase offer period ends with more than 50% of the Master Fund’s outstanding Interests having been tendered in response to that repurchase offer, the Board of Managers of the Master Fund will call a special meeting of members at which members will be asked to vote on whether to liquidate the Master Fund. The Fund will be liquidated and dissolved if members holding at least two thirds (2/3) of the total number of votes eligible to be cast by all members vote in favor of such liquidation. If members do not vote to liquidate the Master Fund, testing of the Minimum Repurchase Threshold will be suspended and will be resumed at the close of the fourth fiscal quarter end following such vote. If members do vote to liquidate the Master Fund, the Adviser will seek to liquidate the Master Fund’s assets over a five year period, after which the Adviser will waive all investment management fees otherwise payable by the Master Fund.

The Board of Managers has determined to submit the proposed Minimum Repurchase Threshold for approval by members of the Master Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
MINIMUM REPURCHASE THRESHOLD FOR THE MASTER FUND.

THE REORGANIZATION WILL NOT BE CONSUMMATED AND THE MASTER FUND WILL NOT UNDERGO THE PROPOSED TAX CONVERSION IF THE MEMBERS OF THE MASTER FUND DO NOT APPROVE ALL FIVE OF THE MASTER FUND PROPOSALS AS DESCRIBED ABOVE.

18

Board Considerations

The Boards of Managers of the Master Fund and the Feeder Funds met on March 30, 2016 to consider the approval of the Master Fund Proposals. The Board of Managers of the Master Fund requested and reviewed, with the assistance of counsel, various materials relating to the Reorganization, including materials related to the proposed tax conversion of the Master Fund, the revised calculation methodology of the Adviser’s incentive compensation and increased investment management fee, and the Distribution Plan for the Service Class. The Board of Managers of the Master Fund then voted to recommend and submit the Master Fund Proposals to the Master Fund’s members for their approval.

Approval of the New Limited Liability Company Agreement

The Board of Managers of the Master Fund considered the proposed New Limited Liability Company Agreement, which had been discussed previously with the Board of Managers. The Board of Managers of the Master Fund noted that the New Limited Liability Company Agreement was necessary to eliminate provisions relating to the Master Fund’s current classification as a partnership for U.S. federal income tax purposes and to add provisions consistent with the Master Fund’s election to be classified as an association taxable as a corporation and to elect to qualify as a RIC under Subchapter M of the Code. The New Limited Liability Company Agreement would also permit the creation of multiple classes of Master Fund Interests.

The Board of Managers of the Master Fund determined that the New Limited Liability Company Agreement was in the best interests of the Master Fund and its Members.

Approval of the Reorganization

In approving the Reorganization, the Boards of Managers of the Funds considered the following matters, among others:

o	Conversion from a partnership for U.S. federal income tax purposes to an association taxable as a corporation that elects to be treated as a regulated investment company should simplify Members’ preparation of tax returns by providing Members with IRS Forms 1099 instead of IRS Schedules K-1;

o	Converting the Master Fund from a partnership to an association taxable as a corporation for U.S. federal income tax purposes increases the transferability of Interests by eliminating restrictions on transferability relating to the “publicly traded partnership” Treasury Regulations;

o	Reorganizing the Funds into a single fund is expected to increase liquidity for Members; and

o	Reorganizing the Funds into a single new fund is expected to eliminate operating expenses associated with the operation of multiple feeder funds.

19

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Boards of Managers of the Funds determined that the Reorganization would be in the best interests of the Feeder Funds and the Members. Accordingly, the Boards of Managers of the Funds unanimously approved the Reorganization with respect to each Fund.

Approval of the New Investment Management Agreement

In approving the New Investment Management Agreement, the Board of Managers of the Master Fund considered, among other things: (1) the nature and quality of the advisory services rendered, including, the complexity of the services provided; (2) the experience and qualifications of the personnel that provide such services; (3) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Master Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Funds and the extent to which these would be passed on to the Funds; (6) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Master Fund; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Adviser and other investment advisers to similar clients and in comparison to industry fees for similar services; and (9) possible conflicts of interest that the Adviser may have with respect to the Funds.

The Board of Managers of the Master Fund concluded that the nature, extent and quality of the services provided by the Adviser to the Master Fund are appropriate and consistent with the terms of the proposed New Limited Liability Company Agreement of the Master Fund, that the quality of those services is consistent with industry norms and that the Master Fund benefits from the Adviser’s management of the Master Fund’s investment program.

The Board of Managers of the Master Fund noted that the performance of the Master Fund had been positive since inception and had lower volatility than public markets.

The Board of Managers of the Master Fund also concluded that the Adviser had sufficient personnel with the appropriate education and experience to serve the Master Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel. The Board of Managers of the Master Fund noted that the Adviser is part of a larger investment advisory group that advises other funds and individual investors with respect to private equity investments and that relationship may make available to the Master Fund investment opportunities that would not be available to the Master Fund if the Adviser was not the Master Fund’s investment adviser.

The Board of Managers of the Master Fund considered the anticipated costs of the services provided by the Adviser, including that the Adviser was expected to provide additional tax-related administrative services as a consequence of the proposed new tax structure of the Master Fund, and the compensation and benefits received by the Adviser in providing services to the Master Fund. The Board of Managers of the Master Fund reviewed the financial statements of the Adviser and the Adviser’s parent, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits derived from its relationship with the Master Fund in light of the Fund’s expenses were reasonable, before and after the proposed increase in the investment management fee, in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds, which had been selected by the Adviser based upon the limited number of similar funds in the marketplace. In particular, the Board of Managers of the Master Fund noted that, while the proposed management fee was higher than that of some of the comparable funds, one comparable fund had a higher management fee and the anticipated total expenses of the Master Fund were lower than all of the comparable funds; though it was noted that none of the comparable funds have incentive fees (although the comparable funds' underlying investments have incentive fees). The Board of Managers of the Master Fund also noted that the proposed fee was less than that charged to the Adviser’s institutional clients. The Board of Managers of the Master Fund reviewed the potential impact on compensation due to the proposed change to a fund-level incentive fee, and noted that the proposed rate of the fund-level incentive fee was substantially similar to the Master Fund’s current account-based incentive allocation. The Board of Managers of the Master Fund also concluded that the overall expense ratios of the Funds were reasonable, taking into account the size of the Funds and the quality of services provided by the Adviser and expected to be provided by the Adviser following the Reorganization.

20

The Board of Managers of the Master Fund considered the extent to which economies of scale could be realized and whether fee levels would reflect those economies, noting that as the Fund grew, economies of scale would be realized.

The Board of Managers of the Master Fund considered all factors and no one factor alone was deemed dispositive.

The Board of Managers of the Master Fund determined that the information presented provided a sufficient basis upon which to approve the New Investment Management Agreement and that the compensation and other terms of the New Investment Management Agreement were in the best interests of the Master Fund and its members.

Approval of the Distribution Plan for the Service Class

The Board of Managers of the Master Fund determined that there is a reasonable likelihood that the adoption of the Distribution Plan will benefit the Master Fund and the members of its Service Class. In making this determination, the Board of Managers of the Master Fund considered a number of factors. The Board of Managers of the Master Fund discussed the various uses of plan proceeds with Fund counsel and counsel to the Independent Managers, including, in particular, expense items that could be viewed as expenses primarily intended to result in sale of Master Fund Interests.

The Board of Managers of the Master Fund noted that many financial intermediaries provide services to the Fund, and that in the current marketplace, those services are appropriate and necessary.

21

The Board of Managers of the Master Fund noted that the Distribution Plan is structured as a “compensation plan,” which means that the Master Fund would pay a set amount (as compared to a “reimbursement plan,” in which the Master Fund would only reimburse third-party service providers for their actual expenditures). The Board of Managers of the Master Fund noted that a third-party service provider may receive its fees for distribution activities and service activities under the Distribution Plan irrespective of its actual expenditures incurred in connection with its distribution and service activities. Therefore, the service provider would realize a profit if its actual expenses were less than the amounts received, and on the other hand, if a service provider’s expenses were greater than the amounts received, it would realize a loss. The Board of Managers of the Master Fund noted that the net fees paid by Members of the Service Feeder Funds would not increase, because the Fund Servicing Agreements adopted by the Service Feeder Funds would be terminated following the Reorganization as a result of the revised structure. The Adviser noted that it would continue to provide the same level of services.

After discussion, the Board of Managers of the Master Fund concluded that (a) the Distribution Plan is a prudent way to allow the Master Fund to engage third-party financial intermediaries who would make Master Fund Interests available for sale to investors; (b) the distribution and service fee under the Distribution Plan would compensate financial intermediaries for the services that they provide to members of the Master Fund that may otherwise be provided by other service providers; and (c) adoption of the Distribution Plan would not result in an increase in the fee rate paid by Members of the Service Feeder Funds after the Reorganization. The Board of Managers of the Master Fund recognized that there could be no assurance that any of the potential benefits described above will be achieved if the Distribution Plan is implemented.

The Board of Managers of the Master Fund concluded that the fees payable under the Distribution Plan were reasonable in view of the services to be provided and the anticipated benefits of the Distribution Plan, and determined that implementation of the Distribution Plan would be in the best interests of the Master Fund and the members of the Service Class, and would have a reasonable likelihood of benefitting the Master Fund and the members of the Service Class.

Approval of the Minimum Repurchase Threshold for the Master Fund

The Board of Managers of the Master Fund next considered the proposed Minimum Repurchase Threshold, which had been discussed previously with the Board of Managers. The Board of Managers of the Master Fund considered that similar features were included in some competitor funds and were being increasingly requested by prospective and current investors and their financial advisors.

The Board of Managers of the Master Fund determined that the proposed Minimum Repurchase Threshold was in the best interests of the Master Fund and its Members.

22

Other Business

The Board knows of no business other than that specifically mentioned in the Notice to Members that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, each Feeder Fund will vote thereon in accordance with its best judgment.

OTHER INFORMATION

Control Persons and Principal Holders of Securities

To the knowledge of each Feeder Fund, as of the Record Date, the officers and Managers of each Feeder Fund owned, as a group, less than 1% of the outstanding capital account balances of each Feeder Fund.

The beneficial owners of more than 5% of the outstanding units of limited liability company interest of each Feeder Fund as of the Record Date are as follows:

FEEDER FUND	NAME AND ADDRESS	NUMBER OF UNITS OWNED	PERCENT OF FUND OWNED
Partners Group Private Equity, LLC	[ ]	[ ]	[ ]%
Partners Group Private Equity (TEI), LLC	[ ]	[ ]	[ ]%
Partners Group Private Equity (Institutional), LLC	[ ]	[ ]	[ ]%
Partners Group Private Equity (Institutional TEI), LLC	[ ]	[ ]	[ ]%

Vote Required

As a member of the Master Fund, each Feeder Fund will vote its interests in the Master Fund on the Master Fund Proposals, as applicable. Each Feeder Fund is seeking voting instructions from Members regarding the Master Fund Proposals. Each Feeder Fund will vote proportionately to the instructions to vote for or against the Master Fund Proposals received from its Members. Only the Service Feeder Funds will vote on Master Fund Proposal 4 to approve the Distribution Plan relating to the Service Class Interests of the Master Fund. Therefore, only the Service Feeder Funds are seeking voting instructions from their Members with respect to Master Fund Proposal 4.

As provided under the 1940 Act, approval of the New Investment Management Agreement and the Distribution Plan at the Special Meeting will require the vote of a majority of the outstanding voting securities of the Master Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Master Fund means the lesser of (a) 67% or more of the interests of the Master Fund present at the Special Meeting if the owners of more than 50% of the interests then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding interests of the Master Fund entitled to vote at the Special Meeting. Approval of each other Master Fund Proposal requires the affirmative vote of Master Fund members holding a majority of the total number of votes eligible to be cast by those members who are present in person or by proxy at the Special Meeting.

23

Expenses

Expenses incurred in connection with soliciting your voting instructions and related costs, including those for printing, mailing, solicitation and vote tabulation, legal fees, and out-of pocket expenses, will be paid for equally by the Adviser and the Master Fund. Each Member of a Feeder Fund will indirectly bear a portion of expenses incurred in connection with the solicitation of voting instructions and related costs paid by the Master Fund.

Solicitation of Voting Instructions

It is expected that the solicitation of voting instructions will be by mail, telephone or email. Broadridge Financial Solutions, Inc. (“Broadridge”), which is located at [200 Cordwainer Drive, Norwell, MA 02061], has been engaged by the Adviser [and the Master Fund] to assist in soliciting voting instructions at an estimated cost of approximately [  ], which will be paid equally by the Adviser and the Master Fund. Certain officers and representatives of the Feeder Funds or regular employees or agents of the Adviser or the Feeder Fund’s placement agents may also solicit voting instructions without compensation by mail, telephone, e-mail or personal contact.

Should a Member require additional information regarding the voting instructions or a replacement Voting Instruction Card, a Member may contact Broadridge at [  ]. Any instruction given by a Member, whether in writing or by telephone, is revocable.

Administrator

State Street Bank and Trust Company of [address to be confirmed], serves as administrator of the Funds (the “Administrator”). The Administrator provides certain accounting, administrative and investor services to the Funds.

Placement Agent

Foreside Fund Services, LLC, Three Canal Plaza, Portland, Maine 04101, serves as placement agent to the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, of 200 Ross Avenue, Suite 1800, Dallas, Texas 75201, serves as the Funds’ independent registered public accounting firm.

24

Member Proposals and Communications with the Board

The Feeder Funds are not required to hold annual meetings of Members and currently do not intend to hold meetings unless Member action is required under the 1940 Act. Due to the limited number of Members in each Feeder Fund, the Boards of Managers of the Feeder Funds have not adopted formal procedures for Member communications with the Boards. Any Member proposals for any future meetings of Members must be submitted to a Feeder Fund within a reasonable time before that Feeder Fund begins to print and mail proxy materials for such meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED; A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY COMMUNICATE YOUR VOTING INSTRUCTIONS ON THE INTERNET (WWW.PROXYVOTE.COM) OR BY TELEPHONE [INSERT NUMBER].

Oliver Jimenez, Secretary
[ ], 2016

25

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

PARTNERS GROUP PRIVATE EQUITY, LLC
(THE “FUND”)

This voting instruction card is solicited on behalf of
the Board of Managers of the Fund

Partners Group Private Equity (Master Fund), LLC (the “Master Fund”) is seeking the vote of its members regarding the approval of the following: (1) the New Limited Liability Company Agreement for the Master Fund, (2) the reorganization of the master-feeder structure into a single fund with a multi-class investment structure, (3) the New Investment Management Agreement between the Master Fund and the Adviser, (4) the Distribution Plan relating to the Service Class Interests of the Master Fund, and (5) the Minimum Repurchase Threshold for the Master Fund (the “Master Fund Proposals”) at a special meeting of the Master Fund to be held on June [•], 2016, or any adjournments or postponements thereof. As a member of the Master Fund, the Fund will vote its interests in the Master Fund on the Master Fund Proposals. The undersigned hereby directs that the Fund vote its pro-rata portion of the Master Fund interest in the manner directed on the reverse. Voting instructions must be received prior to [     ], 2016.

DATED: ___________________

Signature(s)	(Sign in the Box)

NOTE: This voting instruction card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A voting instruction card with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the voting instruction card the Fund receives specific written notice to the contrary from any one of them. The execution of this voting instruction card is not intended to and does not revoke any prior powers of attorney other than the revocation, in accordance with Delaware Limited Liability Company Act and applicable federal securities laws, of any voting instruction previously granted specifically in connection with the securities subject hereto.

Important Notice Regarding the Availability of Proxy Materials
Member Meeting to Be Held on June [•], 2016.

The Proxy Statement for this meeting is available at www.proxyvote.com.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

EVERY PROPERLY SIGNED VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.

THE BOARD OF MANAGERS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MASTER FUND PROPOSALS.

	FOR	AGAINST	ABSTAIN
1. Approval of the New Limited Liability Company Agreement for the Master Fund.

2. Approval of the reorganization of the master-feeder structure into a single fund with a multi-class investment structure.

3. Approval of the New Investment Management Agreement between the Master Fund and the Adviser.
	[ ] [ ] [ ]	[ ] [ ] [ ]	[ ] [ ] [ ]

4. Approval of the Distribution Plan for the Service Class of the Master Fund.	[ ]	[ ]	[ ]
5. Approval of the Minimum Repurchase Threshold for the Master Fund.	[ ]	[ ]	[ ]
	GRANT	WITHHOLD
6. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.	[ ]	[ ]

THE REORGANIZATION WILL NOT BE CONSUMMATED AND THE MASTER FUND WILL NOT UNDERGO THE PROPOSED TAX CONVERSION IF THE MEMBERS OF THE MASTER FUND DO NOT APPROVE ALL OF THE MASTER FUND PROPOSALS 1-5 DESCRIBED ABOVE.

You may alternatively vote via the Internet at www.proxyvote.com and follow the on-screen instructions or by calling [INSERT TELEPHONE NUMBER] on your touch-tone telephone.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

PARTNERS GROUP PRIVATE EQUITY (TEI), LLC
(THE “FUND”)

This voting instruction card is solicited on behalf of
the Board of Managers of the Fund

Partners Group Private Equity (Master Fund), LLC (the “Master Fund”) is seeking the vote of its members regarding the approval of the following: (1) the New Limited Liability Company Agreement for the Master Fund, (2) the reorganization of the master-feeder structure into a single fund with a multi-class investment structure, (3) the New Investment Management Agreement between the Master Fund and the Adviser, (4) the Distribution Plan relating to the Service Class Interests of the Master Fund, and (5) the Minimum Repurchase Threshold for the Master Fund (the “Master Fund Proposals”) at a special meeting of the Master Fund to be held on June [•], 2016, or any adjournments or postponements thereof. As a member of the Master Fund, the Fund will vote its interests in the Master Fund on the Master Fund Proposals. The undersigned hereby directs that the Fund vote its pro-rata portion of the Master Fund interest in the manner directed on the reverse. Voting instructions must be received prior to [     ], 2016.

DATED: ___________________

Signature(s)	(Sign in the Box)

NOTE: This voting instruction card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A voting instruction card with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the voting instruction card the Fund receives specific written notice to the contrary from any one of them. The execution of this voting instruction card is not intended to and does not revoke any prior powers of attorney other than the revocation, in accordance with Delaware Limited Liability Company Act and applicable federal securities laws, of any voting instruction previously granted specifically in connection with the securities subject hereto.

Important Notice Regarding the Availability of Proxy Materials
Member Meeting to Be Held on June [•], 2016.

The Proxy Statement for this meeting is available at www.proxyvote.com.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

EVERY PROPERLY SIGNED VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.

THE BOARD OF MANAGERS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MASTER FUND PROPOSALS.

	FOR	AGAINST	ABSTAIN
1. Approval of the New Limited Liability Company Agreement for the Master Fund.

2. Approval of the reorganization of the master-feeder structure into a single fund with a multi-class investment structure.

3. Approval of the New Investment Management Agreement between the Master Fund and the Adviser.
	[ ] [ ] [ ]	[ ] [ ] [ ]	[ ] [ ] [ ]

4. Approval of the Distribution Plan for the Service Class of the Master Fund.	[ ]	[ ]	[ ]
5. Approval of the Minimum Repurchase Threshold for the Master Fund.	[ ]	[ ]	[ ]
	GRANT	WITHHOLD
6. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.	[ ]	[ ]

THE REORGANIZATION WILL NOT BE CONSUMMATED AND THE MASTER FUND WILL NOT UNDERGO THE PROPOSED TAX CONVERSION IF THE MEMBERS OF THE MASTER FUND DO NOT APPROVE ALL OF THE MASTER FUND PROPOSALS 1-5 DESCRIBED ABOVE.

You may alternatively vote via the Internet at www.proxyvote.com and follow the on-screen instructions or by calling [INSERT TELEPHONE NUMBER] on your touch-tone telephone.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

PARTNERS GROUP PRIVATE EQUITY (INSTITUTIONAL), LLC
(THE “FUND”)

This voting instruction card is solicited on behalf of
the Board of Managers of the Fund

Partners Group Private Equity (Master Fund), LLC (the “Master Fund”) is seeking the vote of its members regarding the approval of the following: (1) the New Limited Liability Company Agreement for the Master Fund, (2) the reorganization of the master-feeder structure into a single fund with a multi-class investment structure, (3) the New Investment Management Agreement between the Master Fund and the Adviser, and (4) the Minimum Repurchase Threshold for the Master Fund (the “Master Fund Proposals”) at a special meeting of the Master Fund to be held on June [•], 2016, or any adjournments or postponements thereof. As a member of the Master Fund, the Fund will vote its interests in the Master Fund on the Master Fund Proposals. The undersigned hereby directs that the Fund vote its pro-rata portion of the Master Fund interest in the manner directed on the reverse. Voting instructions must be received prior to [     ], 2016.

DATED: ___________________

Signature(s)	(Sign in the Box)

NOTE: This voting instruction card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A voting instruction card with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the voting instruction card the Fund receives specific written notice to the contrary from any one of them. The execution of this voting instruction card is not intended to and does not revoke any prior powers of attorney other than the revocation, in accordance with Delaware Limited Liability Company Act and applicable federal securities laws, of any voting instruction previously granted specifically in connection with the securities subject hereto.

Important Notice Regarding the Availability of Proxy Materials
Member Meeting to Be Held on June [•], 2016.

The Proxy Statement for this meeting is available at www.proxyvote.com.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

EVERY PROPERLY SIGNED VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.

THE BOARD OF MANAGERS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MASTER FUND PROPOSALS.

	FOR	AGAINST	ABSTAIN
1. Approval of the New Limited Liability Company Agreement for the Master Fund.

2. Approval of the reorganization of the master-feeder structure into a single fund with a multi-class investment structure.

3. Approval of the New Investment Management Agreement between the Master Fund and the Adviser.
	[ ] [ ] [ ]	[ ] [ ] [ ]	[ ] [ ] [ ]

4. Approval of the Minimum Repurchase Threshold for the Master Fund.	[ ]	[ ]	[ ]
	GRANT	WITHHOLD
5. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.	[ ]	[ ]

THE REORGANIZATION WILL NOT BE CONSUMMATED AND THE MASTER FUND WILL NOT UNDERGO THE PROPOSED TAX CONVERSION IF THE MEMBERS OF THE MASTER FUND DO NOT APPROVE ALL OF THE MASTER FUND PROPOSALS 1-4 DESCRIBED ABOVE.

You may alternatively vote via the Internet at www.proxyvote.com and follow the on-screen instructions or by calling [INSERT TELEPHONE NUMBER] on your touch-tone telephone.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

PARTNERS GROUP PRIVATE EQUITY (INSTITUTIONAL TEI), LLC
(THE “FUND”)

This voting instruction card is solicited on behalf of
the Board of Managers of the Fund

Partners Group Private Equity (Master Fund), LLC (the “Master Fund”) is seeking the vote of its members regarding the approval of the following: (1) the New Limited Liability Company Agreement for the Master Fund, (2) the reorganization of the master-feeder structure into a single fund with a multi-class investment structure, (3) the New Investment Management Agreement between the Master Fund and the Adviser, and (4) the Minimum Repurchase Threshold for the Master Fund (the “Master Fund Proposals”) at a special meeting of the Master Fund to be held on June [•], 2016, or any adjournments or postponements thereof. As a member of the Master Fund, the Fund will vote its interests in the Master Fund on the Master Fund Proposals. The undersigned hereby directs that the Fund vote its pro-rata portion of the Master Fund interest in the manner directed on the reverse. Voting instructions must be received prior to [     ], 2016.

DATED: ___________________

Signature(s)	(Sign in the Box)

NOTE: This voting instruction card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A voting instruction card with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the voting instruction card the Fund receives specific written notice to the contrary from any one of them. The execution of this voting instruction card is not intended to and does not revoke any prior powers of attorney other than the revocation, in accordance with Delaware Limited Liability Company Act and applicable federal securities laws, of any voting instruction previously granted specifically in connection with the securities subject hereto.

Important Notice Regarding the Availability of Proxy Materials
Member Meeting to Be Held on June [•], 2016.

The Proxy Statement for this meeting is available at www.proxyvote.com

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

EVERY PROPERLY SIGNED VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.

THE BOARD OF MANAGERS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MASTER FUND PROPOSALS.

	FOR	AGAINST	ABSTAIN
1. Approval of the New Limited Liability Company Agreement for the Master Fund.

2. Approval of the reorganization of the master-feeder structure into a single fund with a multi-class investment structure.

3. Approval of the New Investment Management Agreement between the Master Fund and the Adviser.
	[ ] [ ] [ ]	[ ] [ ] [ ]	[ ] [ ] [ ]

4. Approval of the Minimum Repurchase Threshold for the Master Fund.	[ ]	[ ]	[ ]
	GRANT	WITHHOLD
5. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.	[ ]	[ ]

THE REORGANIZATION WILL NOT BE CONSUMMATED AND THE MASTER FUND WILL NOT UNDERGO THE PROPOSED TAX CONVERSION IF THE MEMBERS OF THE MASTER FUND DO NOT APPROVE ALL OF THE MASTER FUND PROPOSALS 1-4 DESCRIBED ABOVE.

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Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (this “Plan”) entered into as of [________], 2016 by and among: Partners Group Private Equity (Master Fund), LLC (“Master Fund”), Partners Group Private Equity, LLC (“PGPE, LLC”), Partners Group Private Equity (TEI), LLC (“PGPE (TEI), LLC”), Partners Group Private Equity (Offshore), LDC (“Offshore Fund I”), Partners Group Private Equity (Institutional), LLC (“PGPE (Institutional), LLC”), Partners Group Private Equity (Institutional TEI), LLC (“PGPE (Institutional TEI), LLC”) and Partners Group Private Equity (Offshore II), LDC (“Offshore Fund II”).  PGPE, LLC, PGPE (TEI), LLC, PGPE (Institutional), LLC and PGPE (Institutional TEI), LLC are sometimes referred to together as the “Registered Feeder Funds.” Offshore Fund I and Offshore Fund II are sometimes referred to together as the “Offshore Funds.” The Registered Feeder Funds and the Offshore Funds (and in some cases, Master Fund) are sometimes referred to together as the “Funds,” and each is sometimes referred to as a “Fund.”

W I T N E S S E T H

WHEREAS, the Registered Feeder Funds and the Offshore Funds all invest, directly or indirectly, in Master Fund;

WHEREAS, Master Fund invests in a portfolio of privately offered investment funds (“Portfolio Funds”);

WHEREAS, Master Fund and the Registered Feeder Funds are classified as partnerships for U.S. federal income tax purposes;

WHEREAS, the Offshore Funds are classified as corporations for U.S. federal income tax purposes;

WHEREAS, the Funds have determined that it would be in the best interest of investors in the Funds to reorganize all of the Funds into Master Fund, and for Master Fund to elect to be treated as an association taxable as a corporation for U.S. federal income tax purposes and as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, the Funds desire to effect such reorganization through the following steps:

(1) Master Fund will elect to be treated as an association taxable as a corporation for U.S. federal income tax purposes and to qualify as a regulated investment company under Subchapter M of the Code;

(2) the interests in Master Fund held by each Fund will be converted to units of Master Fund and Master Fund will issue two separate classes of units to be known as Institutional Class and Service Class;

(3) PGPE, LLC and PGPE (Institutional), LLC will liquidate and distribute their Master Fund interests to their members (together with the members in PGPE (TEI), LLC and PGPE (Institutional TEI), LLC, the “Investors”);

(4) Offshore Fund I and Offshore Fund II will liquidate and distribute their Master Fund interests to PGPE (TEI), LLC and PGPE (Institutional TEI), LLC, respectively; and

(5) PGPE (TEI), LLC and PGPE (Institutional TEI), LLC will liquidate and distribute their Master Fund interests to their Investors.

NOW, THEREFORE, in order to consummate said reorganization and in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

Section 1. Reorganization.

(a) First Closing. At or prior to the First Closing (as hereinafter defined) the following actions shall be taken:

(1) Master Fund shall file with the Internal Revenue Service an election on Form 8832 to be classified as an association taxable as a corporation for U.S. federal income tax purposes with an effective date on the date of the First Closing;

(2) Master Fund shall amend and restate its current limited liability company agreement (the “Master Fund LLC Agreement”) to conform substantially with the form of the Second Amended and Restated Limited Liability Company Agreement attached to this Plan as Appendix A (the “Amended Master Fund LLC Agreement”), effective on the date of the First Closing;

(3) The limited liability company interests in Master Fund (“Interests”) outstanding at the First Closing shall be converted into units of limited liability company interests in Master Fund (“Units”) on the following terms:

(A) the aggregate Interests held by PGPE (Institutional), LLC shall be converted into that number of Units of the Institutional Class (the “Institutional Class Units”) equal to the number of units of PGPE (Institutional), LLC then outstanding and having an aggregate net asset value (“NAV”) equal to the aggregate NAV of such Interests as are held by PGPE (Institutional), LLC as of the First Closing;

(B) the aggregate Interests held by Offshore Fund II shall be converted into that number of Institutional Class Units having an aggregate NAV equal to the aggregate NAV of such Interests as are held by Offshore Fund II as of the First Closing, net of any U.S. federal, state and local taxes incurred by such person (including as a result of the Deemed Sale Election (as hereinafter defined)) or other expenses associated with the Deemed Sale Election;

(C) the aggregate Interests held by PGPE, LLC shall be converted into that number of Units of the Service Class (the “Service Class Units”) equal to the number of units of PGPE, LLC then outstanding and having an aggregate NAV equal to the aggregate NAV of such Interests as are held by PGPE, LLC as of the First Closing; and

(D) the aggregate Interests held by Offshore Fund I shall be converted into that number of Service Class Units having an aggregate NAV equal to the aggregate NAV of such Interests as are held by Offshore Fund I as of the First Closing, net of any U.S. federal, state and local taxes incurred by such person (including as a result of the Deemed Sale Election (as hereinafter defined)) or other expenses associated with the Deemed Sale Election.

(4) Master Fund shall assume all of the liabilities of the Funds.

(b) Second Closing. At the Second Closing (as hereinafter defined), the Funds shall carry out the following actions:

(1) PGPE, LLC shall distribute the Service Class Units it receives to its Investors in complete liquidation of PGPE, LLC, with each PGPE, LLC Investor receiving full and fractional Service Class Units having a NAV equal to the NAV of the unit(s) in PGPE, LLC held by such Investor at the Second Closing;

(2) PGPE (Institutional), LLC shall distribute the Institutional Class Units it receives to its Investors in complete liquidation of PGPE (Institutional), LLC, with each PGPE (Institutional), LLC Investor receiving full and fractional Institutional Class Units having a NAV equal to the NAV of the unit(s) in PGPE (Institutional), LLC held by such Investor at the Second Closing;

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(3) Offshore Fund I shall distribute the Service Class Units it receives to PGPE (TEI), LLC in complete liquidation of Offshore Fund I;

(4) Offshore Fund II shall distribute the Institutional Class Units it receives to PGPE (Institutional TEI), LLC in complete liquidation of Offshore Fund II;

(5) PGPE (TEI), LLC shall distribute the Service Class Units it receives to its Investors in complete liquidation of PGPE (TEI), LLC, with each PGPE (TEI), LLC Investor receiving Master Fund Service Class Units having a NAV equal to the NAV of the unit(s) in PGPE (TEI), LLC held by such Investor at the Second Closing; and

(6) PGPE (Institutional TEI), LLC shall distribute the Institutional Class Units it receives to its Investors in complete liquidation of PGPE (Institutional TEI), LLC, with each PGPE (Institutional TEI), LLC Investor receiving Institutional Class Units having a NAV equal to the NAV of unit(s) in PGPE (Institutional TEI), LLC held by such Investor at the Second Closing.

(c) Time of Closings. The closing of the transactions contemplated by this Plan in Section 1(a) above (the “First Closing”) shall take place on December 31, 2016 or at such other time as the parties hereto agree (the “First Closing Date”) and the closing of the transactions contemplated by this Plan in Section 1(b) above (the “Second Closing”) shall take place promptly following the First Closing Date or at such other time as the parties hereto agree (the “Second Closing Date”).

(d) Share Ledgers. Such distributions of Units shall be accomplished by the opening of investor accounts on the ledger records of Master Fund in the amounts due to the Investors in the Registered Feeder Funds based on their respective holdings in the Registered Feeder Funds as of the First Closing Date.

(e) Registered Feeder Fund Terminations. The Registered Feeder Funds will be terminated following the Second Closing Date by terminating their respective registrations under the Investment Company Act of 1940, as amended (the “1940 Act”) and their respective organizations under Delaware law and, where each is required to do so, will withdraw its authority to do business in any state.

(f) Offshore Fund Terminations. The Offshore Funds will be terminated following the Second Closing Date by terminating their respective organizations under Cayman Islands law.

The transactions contemplated hereby may be referred to as the “Reorganization.”

Section 2. Intention of the Parties

It is the intention of the parties hereto that:

(a) Fair Market Value of Interests. The fair market value of the Units received by each Investor in a Registered Feeder Fund will be approximately equal to the fair market value of the Registered Feeder Fund units constructively surrendered in exchange therefor (net of any U.S. federal, state and local taxes incurred by their respective Offshore Funds, in the case of PGPE (Institutional TEI), LLC and PGPE (TEI), LLC), which taxes will be satisfied with cash from the Master Fund and charged to such Funds via a redemption of Master Fund Units);

(b) Ownership of Units. Immediately following consummation of the Reorganization, the Investors will own all the outstanding Units and will own such Units solely by reason of their ownership of Registered Feeder Fund units immediately before the Reorganization;

(c) Master Fund Assets. Immediately following consummation of the Reorganization, Master Fund will hold the same assets -- except for assets distributed to Investors in the course of its business and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Master Fund held or was subject to immediately prior to the Reorganization, plus (i) any liabilities of the Funds assumed pursuant to the Reorganization as contemplated by Section 1(a)(4) above and (ii) any liabilities for expenses of the parties incurred in connection with the Reorganization;

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(d) Deemed Sale Election. Master Fund will make a deemed sale election (the “Deemed Sale Election”) under regulations of the Treasury Department of the United States issued pursuant to the Code (“Treasury Regulations”) Section 1.337(d)-7(c) on its final partnership information return with respect to any Investors that are taxed as corporations under Subchapter C of the Code; and

(e) Non-U.S. Real Property Interest Certification. Immediately following the First Closing, the Master Fund shall provide Offshore Fund I and Offshore Fund II with a certification, in the form and manner set forth in the Treasury Regulations promulgated under Section 1445 of the Code, to the effect that the Master Fund is not a “U.S. real property interest,” such certifications to be filed with the U.S. Internal Revenue Service within 30 days pursuant to Section 897 of the Code and the Treasury Regulations promulgated thereunder.

Section 3. Representations and Warranties of Registered Feeder Funds

Unless otherwise stated, each Registered Feeder Fund hereby makes the following representations and warranties as of the date of this Plan and/or as of the First Closing Date:

(a) Organization. The Fund (i) is a limited liability company duly organized and validly existing under the laws of the State of Delaware, and (ii) has been classified as a partnership for U.S. federal income tax purposes for each past taxable year since it commenced operations, will continue to be so classified for its current taxable year, and will not elect not to be so classified. The Fund has all required power and authority to carry on its business as presently conducted; has the power to own all of its assets and to carry out its obligations under this Plan; is qualified in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect; and has all necessary U.S. federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Plan.

(b) Authority. The Fund has full right, authority and power to enter into this Plan, and to carry out the transactions contemplated hereby. The execution, delivery and performance by the Fund of this Plan has been duly authorized by all necessary action of the Fund and no other action on the part of the Fund is required in connection therewith. This Plan constitutes the valid and binding obligation of the Fund enforceable in accordance with its terms except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors’ rights generally or by principles governing the availability of equitable remedies.

(c) Title to Assets. The Fund owns all of its assets. The Fund makes no representations or warranties as to liens or encumbrances and the parties hereto take such assets subject to any liens and/or encumbrances. Such assets represent all of the assets of the Fund.

(d) Liabilities. The Fund’s liabilities were incurred by the Fund in the ordinary course of its business and are associated with the Fund’s assets, and do not exceed the Fund’s aggregate adjusted basis in its assets. The Fund’s liabilities are, and shall be as of the First Closing Date, as set forth in the Fund’s most recent financial statements provided to Master Fund, except as otherwise disclosed by the Fund.

(e) Capitalization. As of the First Closing Date, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire an interest in the Fund.

(f) No Conflicts. To the Fund’s knowledge, the execution, delivery and performance of this Plan and each other agreement, document and instrument contemplated hereby does not and will not, with or without the giving of notice or the lapse of time or both, (i) constitute a violation of, or conflict with or result in any breach of, acceleration of any obligation under, right of termination under, or default under, any agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Fund is a party or by which the Fund or the Fund’s property is bound or affected, (ii) violate any judgment, decree, order, statute, law, rule or regulation applicable to the Fund, or (iii) require the Fund to obtain any approval, consent or waiver of, or to make any filing with, any person or entity (governmental or otherwise) that has not been obtained or made.

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(g) Registered Fund. The Fund is duly registered under the 1940 Act as a closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(h) No Proceedings. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Fund, threatened against the Fund which assert liability on the part of the Fund or which materially affect the financial condition of the Fund or the Fund’s ability to consummate the Reorganization. The Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) No Undisclosed Contracts. There are no material contracts outstanding to which the Fund is a party that have not been disclosed or that will not otherwise be disclosed to the other Funds prior to the First Closing Date.

(j) No Approvals Needed. No consent, approval, authorization or order of any court or government authority is required for the consummation by the Fund of the Reorganization.

(k) Tax Returns. The Fund has filed, or intends to file, or has obtained extensions to file, all U.S. federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all U.S. federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Second Closing Date occurs.

(l) Liquidation and Dissolution. The Fund will be liquidated and dissolved as soon as reasonably practicable after the Reorganization, but in all events within twelve months after the First Closing Date.

Section 4. Representations and Warranties of Offshore Funds

Unless otherwise stated, each Offshore Fund hereby makes the following representations and warranties as of the date of this Plan and/or as of the First Closing Date:

(a) Organization. The Fund (i) is a limited duration company duly organized and validly existing under the laws of the Cayman Islands, and (ii) has been classified as a corporation for U.S. federal income tax purposes for each past taxable year since it commenced operations, will continued to be so classified for its current taxable year, and will not elect not to be so classified. The Fund has all required power and authority to carry on its business as presently conducted; has the power to own all of its assets and to carry out its obligations under this Plan; is qualified in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect; and has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Plan.

(b) Authority. The Fund has full right, authority and power to enter into this Plan, and to carry out the transactions contemplated hereby. The execution, delivery and performance by the Fund of this Plan has been duly authorized by all necessary action of the Fund and no other action on the part of the Fund is required in connection therewith. This Plan constitutes the valid and binding obligation of the Fund enforceable in accordance with its terms except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors’ rights generally or by principles governing the availability of equitable remedies.

(c) Title to Assets. The Fund owns all of its assets. The Fund makes no representations or warranties as to liens or encumbrances and the parties hereto take such assets subject to any liens and/or encumbrances. Such assets represent all of the assets of the Fund.

(d) Liabilities. The Fund’s liabilities were incurred by the Fund in the ordinary course of its business and are associated with the Fund’s assets, and will not exceed the Fund’s aggregate adjusted basis in its assets. The Fund’s liabilities are, and shall be as of the First Closing Date, as set forth in the Fund’s most recent financial statements provided to Master Fund, except as otherwise disclosed by the Fund.

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(e) Capitalization. As of the First Closing Date, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire an interest in the Fund.

(f) No Conflicts. To the Fund’s knowledge, the execution, delivery and performance of this Plan and each other agreement, document and instrument contemplated hereby does not and will not, with or without the giving of notice or the lapse of time or both, (i) constitute a violation of, or conflict with or result in any breach of, acceleration of any obligation under, right of termination under, or default under, any agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Fund is a party or by which the Fund or the Fund’s property is bound or affected, (ii) violate any judgment, decree, order, statute, law, rule or regulation applicable to the Fund, or (iii) require the Fund to obtain any approval, consent or waiver of, or to make any filing with, any person or entity (governmental or otherwise) that has not been obtained or made.

(g) No Proceedings. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Fund, threatened against the Fund which assert liability on the part of the Fund or which materially affect the financial condition of the Fund or the Fund’s ability to consummate the Reorganization. The Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) No Undisclosed Contracts. There are no material contracts outstanding to which the Fund is a party that have not been disclosed or that will not otherwise be disclosed to the other Funds prior to the First Closing Date.

(i) No Approvals Needed. No consent, approval, authorization or order of any court or government authority is required for the consummation by the Fund of the Reorganization.

(j) Tax Returns. The Fund has filed, or intends to file, or has obtained extensions to file, all U.S. federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Second Closing Date occurs.

(k) Liquidation and Dissolution. The Fund will be liquidated and dissolved as soon as reasonably practicable after the Reorganization, but in all events within twelve months after the First Closing Date.

Section 5. Representations and Warranties of Master Fund

Unless otherwise stated, Master Fund hereby represents and warrants as follows as of the date of this Plan and/or as of the First Closing Date:

(a) Organization of Master Fund. Master Fund is (i) a limited liability company duly organized and validly existing under the laws of the State of Delaware, (ii) has been classified as a partnership for U.S. federal income tax purposes for each past taxable year since it commenced operations, and (iii) will elect to be classified as an association taxable as a corporation for U.S. federal income tax purposes effective as of the First Closing Date. Master Fund has all required power and authority to carry on its business as presently conducted; has the power to own all of its assets and to carry out its obligations under this Plan; is qualified in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect; and has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Plan.

(b) Authority. Master Fund has full right, authority and power to enter into this Plan, and to carry out the transactions contemplated hereby. The execution, delivery and performance by Master Fund of this Plan has been duly authorized by all necessary action of Master Fund and no other action on the part of Master Fund is required in connection therewith. This Plan constitutes the valid and binding obligation of Master Fund enforceable in accordance with its terms except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors’ rights generally or by principles governing the availability of equitable remedies.

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(c) Title to Assets. Master Fund owns all of its assets. Master Fund makes no representations or warranties as to liens or encumbrances. Such assets represent all of the assets of Master Fund.

(d) Liabilities. Master Fund’s liabilities were incurred by Master Fund in the ordinary course of its business and are associated with Master Fund’s assets, and do not exceed Master Fund’s aggregate adjusted basis in its assets.

(e) Capitalization. As of the First Closing Date, Master Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire an interest in Master Fund.

(f) Issuance of Additional Units. Master Fund has no plan or intention to issue additional Units following the Reorganization except for Units issued in the ordinary course of its continuous offering of Units; nor does Master Fund have any plan or intention to redeem or otherwise reacquire any Units issued pursuant to the Reorganization, other than in the ordinary course of periodic repurchases of Units.

(g) No Conflicts. To Master Fund’s knowledge, the execution, delivery and performance of this Plan and each other agreement, document and instrument contemplated hereby does not and will not, with or without the giving of notice or the lapse of time or both, (i) constitute a violation of, or conflict with or result in any breach of, acceleration of any obligation under, right of termination under, or default under, any agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Master Fund is a party or by which Master Fund or Master Fund’s property is bound or affected, (ii) violate any judgment, decree, order, statute, law, rule or regulation applicable to Master Fund, or (iii) require Master Fund to obtain any approval, consent or waiver of, or to make any filing with, any person or entity (governmental or otherwise) that has not been obtained or made.

(h) Registered Fund. Master Fund is duly registered under the 1940 Act as a closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(i) No Proceedings. There are no material legal, administrative or other proceedings pending or, to the knowledge of Master Fund, threatened against Master Fund which assert liability on the part of Master Fund or which materially affect the financial condition of Master Fund or Master Fund’s ability to consummate the Reorganization. Master Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(j) No Undisclosed Contracts. There are no material contracts outstanding to which Master Fund is a party that have not been disclosed or that will not otherwise be disclosed to the other Funds prior to the First Closing Date.

(k) No Approvals Needed. No consent, approval, authorization or order of any court or government authority is required for the consummation by Master Fund of the Reorganization.

(l) Tax Returns. Master Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all U.S. federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the First Closing Date occurs.

(m) Units Duly Authorized. The Units to be issued by Master Fund pursuant to this Plan have been duly authorized and, when issued and delivered pursuant to this Plan, will be legally and validly issued Institutional Class and Service Class units of limited liability company interests in Master Fund and will be fully paid and nonassessable by Master Fund, and no unitholder of Master Fund will have any preemptive right of subscription or purchase in respect thereof.

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(n) Subchapter M Requirements. As of the First Closing Date, Master Fund’s assets will meet the diversification requirements of Section 851(b)(3) of the Code for a RIC under Subchapter M of the Code.

Section 6. Payment of Expenses.

(a) Except as otherwise provided in this Section 6 or elsewhere in this Plan, Master Fund will bear all of any and all costs and expenses of the Reorganization incurred by each Fund, including any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that Master Fund may incur in connection with the purchases or sale of portfolio securities and any governmental fees required in connection with the registration or qualification of the Units under applicable U.S. federal and state laws.

(b) In the event that the Reorganization contemplated by this Plan is not consummated, then the Funds will, on a pro rata basis, bear all the costs and expenses incurred in connection with such Reorganization.

(c) Notwithstanding any other provisions of this Plan, if for any reason the Reorganization contemplated by this Plan is not consummated, no Fund shall be liable to any other Fund for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Subchapter M of the Code.

Section 7. Covenants of the Funds.

Each Fund hereby covenants and agrees with each other Fund as follows:

(a) Each Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Second Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions, as applicable.

(b) Master Fund will call a special meeting of its members to be held prior to the First Closing Date to consider and act upon this Plan and take all other reasonable action necessary to obtain the required approvals of the Reorganization contemplated hereby and the Registered Feeder Funds will each seek voting instructions from their Investors regarding how to vote on such actions at the special meeting.

(c) In connection with special meeting referred to in subsection (b) above, the Registered Feeder Funds will prepare a “Voting Instruction Request” for such meeting, all in compliance with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act.

(d) The information to be furnished by the Funds for use in the “Voting Instruction Request” shall be accurate and complete in all material respects and shall comply with U.S. federal securities and other laws and regulations thereunder applicable hereto.

(e) Each of the Funds agrees that by the First Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed.

(f) Each Fund will cooperate with each other Fund in filing any tax return, or amended return, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Master Fund will retain for a period of six (6) years following the Second Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Registered Feeder Funds’ taxable periods first ending after the Second Closing Date and for all prior taxable periods.

(g) After the Second Closing Date, Master Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by each Registered Feeder Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by a Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Second Closing Date shall be borne by such Fund to the extent such expenses have been incurred by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the Master Fund.

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(h) The Master Fund agrees to assume all of the liabilities of the Funds from and after the First Closing Date. Following the consummation of the Reorganization, Master Fund will continue its business as a closed-end management investment company registered under the 1940 Act.

Section 8. Conditions of a Fund’s Obligations.

The obligations of a Fund hereunder shall be subject to the following conditions:

(a) That each Fund’s Board of Managers (“Board”) has determined that participation in the Reorganization is in the best interests of the Fund and that the interests of the Investors thereof will not be diluted as a result of the Reorganization, and that this Plan shall have been adopted, and the Reorganization shall have been approved, by the Board.

(b) Master Fund’s members have approved the Plan and any other related actions or arrangements in connection with the Plan and/or the Reorganization, to the extent such approval is required under the 1940 Act or other applicable laws.

(c) That each Fund shall have furnished to the other Funds a certificate signed by a Fund officer, dated as of the First Closing Date and the Second Closing Date (as applicable), certifying that, as of the First Closing Date or Second Closing Date (as applicable), all representations and warranties of such Fund made in this Plan are true and correct in all material respects with the same effect as if made at and as of such dates, and that such Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Plan.

(e) That all proceedings taken by Master Fund in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the other Funds.

Section 9. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Plan to the contrary, this Plan may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the members of Master Fund) prior to the First Closing Date, or the First Closing Date and/or Second Closing Date may be postponed,

(i) by consent of the Funds’ Boards; or

(ii) if any condition of a Fund’s obligations set forth in Section 8 of this Plan has not been fulfilled or waived by the Boards of the other Funds.

(b) If the Reorganization contemplated by this Plan has not been consummated by September 30, 2014, this Plan automatically shall terminate on that date, unless a later date is agreed to by the Funds’ Boards.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are its directors, officers, agents or shareholders in respect of this Plan.

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(d) At any time prior to the First Closing Date, any of the terms or conditions of this Plan may be waived by each Fund’s Board, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to the investors of the Fund on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 3, 4 and 5 of this Plan shall expire with, and be terminated by, the consummation of the Reorganization, and the Funds and the officers, directors, managers, agents or members of such Funds shall not have any liability with respect to such representations or warranties after the Second Closing Date. This provision shall not protect any officer, director, manager, agent or member of any Fund against any liability to the entity for which that officer, director, manager, agent or member so acts or to its investors, to which that officer, director, manager, agent or member otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Securities Exchange Commission with respect to this Plan shall be issued prior to the First Closing Date and shall impose any terms or conditions which are determined by action of the Funds’ Boards to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the Investors.

Section 10. Other Matters.

(a) All covenants, agreements, representations and warranties made under this Plan and any certificates delivered pursuant to this Plan shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to any Fund shall be addressed to:

c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
 New York, NY 10036

or at such other address as a Fund may designate by written notice to the other Funds. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Plan supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.

(d) It is expressly agreed that the obligations of any Fund hereunder shall not be binding upon any of its directors, managers, members, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund, as applicable. The execution and delivery of this Plan has been authorized by each Board on behalf of its Fund and signed by their respective authorized officers, acting as such, and neither such authorization by such directors or managers, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the relevant Fund, as applicable.

(e) This Plan may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

(f) This Plan may not be assigned by the parties hereto. This Plan shall be binding upon and enforceable by, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

10

(g) The captions in this Plan are for convenience only and shall not affect the construction or interpretation of any term or provision hereof. The use in this Plan of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine or neuter, as the context may require.

(h) This Plan may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each party hereto, or in the case of a waiver, the party waiving compliance.

(i) At any time or from time to time after the date of this Plan, the parties hereto will take all appropriate action and execute and deliver, without limitation, any documents or instruments of transfer, conveyance, assignment and confirmation or provide any information which may be reasonably necessary to carry out any of the provisions of this Plan.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
11

IN WITNESS WHEREOF the parties hereto have caused this Plan to be executed as of the date set forth above by their duly authorized representatives.

Partners Group Private Equity (Master Fund), LLC

By:	By:
Name:	Name:
Title:	Title:

Partners Group Private Equity, LLC

By:	By:
Name:	Name:
Title:	Title:

Partners Group Private Equity (TEI), LLC

By:	By:
Name:	Name:
Title:	Title:

Partners Group Private Equity (Offshore), LDC

By:	By:
Name:	Name:
Title:	Title:

Partners Group Private Equity (Institutional), LLC

By:	By:
Name:	Name:
Title:	Title:

12

Partners Group Private Equity (Institutional TEI), LLC

By:	By:
Name:	Name:
Title:	Title:

Partners Group Private Equity (Offshore II), LDC

By:	By:
Name:	Name:
Title:	Title:

13

Appendix B

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

THIS SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Partners Group Private Equity (Master Fund), LLC (the “Fund”) is dated and effective as of [~~S~~De~~pt~~cember ~~5~~31, ~~2014~~2016] by and among the Fund, Partners Group (USA) Inc., ~~the Fund,~~ each current ~~m~~Member ~~of the Board of Managers~~ of the Fund~~, whether a signatory hereto or who otherwise agrees to be bound by the terms hereof and serve as Manager~~, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member (collectively, the “Parties”).

~~W I T N E S S E T H :~~

WHEREAS, the Fund ~~heretofore has been~~was formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of ~~August 4~~, ~~2008~~ and filed with the Secretary of State of the State of Delaware on August 4, 2008;

WHEREAS, the ~~Parties entered into a~~Fund’s original limited liability company ~~operating~~ agreement was dated as of February 27, 2009 (the “Original ~~Operating~~ Agreement”);

WHEREAS, the Original Agreement was amended and restated in its entirety on September 5, 2014 (the “First Amended and Restated Agreement”); and

 WHEREAS, the Parties desire to amend and restate the ~~Original Operating~~First Amended and Restated Agreement in its entirety~~:~~.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE  I

 DEFINITIONS & INTERPRETATIONS

The following definitions shall be equally applicable to both the singular and plural forms of the defined terms. For purposes of this Agreement:

Section  1.1 “Account” means with respect to each Member, the account established and maintained on behalf of such Member pursuant to Section 5.3 hereof.

Section  1.2 ~~Section 1.1~~ “Accounting Period” means the period beginning upon the commencement of operations of the Fund and, thereafter, each period beginning on the day after the last day of the preceding Accounting Period and ending on the first to occur of the following: (i) the last day of each calendar month; (ii) the last day of each taxable year of the Fund; (iii) the day preceding the effective date on which a contribution of capital is made to the Fund; (iv) the Valuation Date with respect to any repurchase of an Interest or portion thereof by the Fund, or the day preceding the effective date of any redemption of any Interest or portion thereof of any Member or the complete withdrawal by a Member; (v) the day preceding the day on which a substituted Member is admitted to the Fund; or (vi) the effective date on which any amount is credited to or debited from the ~~Capital~~ Account of any Member other than an amount to be credited to or debited from the ~~Capital~~ Accounts of all Members in accordance with their respective Investment Percentages. The Fund’s final Accounting Period shall end on the effective date of the dissolution of the Fund.

Section  1.3 ~~Section 1.2~~ “Administration Agreement” means the administration agreement entered into between the Administrator and the Fund under which the Administrator will provide certain administrative services to the Fund in exchange for certain fees, as amended or restated from time to time.

Section  1.4 ~~Section 1.3~~ “Administration Fee” means the fee paid to the Administrator for its services out of the Fund’s assets.

Section  1.5 ~~Section 1.4~~ “Administrator” means ~~UMB Fund Services, Inc.~~State Street Bank and Trust Company, or any person who may hereafter, directly or indirectly, succeed or replace ~~UMB Fund Services, Inc.~~State Street Bank and Trust Company as the administrator of the Fund.

Section  1.6 ~~Section 1.5~~ “Adviser” means Partners Group (USA) Inc., or any person who may hereafter directly or indirectly, succeed or replace Partners Group (USA) Inc. as investment adviser of the Fund.

Section  1.7 ~~Section 1.6~~ “Advisers Act” means the Investment Advisers Act of 1940, as amended and the rules, regulations and orders thereunder from time to time, or any successor law.

Section  1.8 ~~Section 1.7~~ “Affiliate” means “affiliated person” as such term is defined in the Investment Company Act.

Section  1.9 ~~Section 1.8~~ “Agreement” means this Limited Liability Company Agreement, as amended or restated from time to time.

~~Section 1.9 “~~Allocation Period~~” means, as to each Member, the period commencing on the admission of such Member to the Fund and, thereafter, each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending on the first to occur of the following: (i) the last day of each calendar quarter; (ii) the date of a final distribution pursuant to Section 6.2 hereof; (iii) the Valuation Date with respect to any repurchase of the Interest or a portion thereof of such Member, or the day preceding the effective date of any redemption of any Interest or portion thereof of any Member or the complete withdrawal by a Member; (iv) the day preceding the day as of which the Fund admits as a substituted Member a person to whom the Interest or a portion thereof of such Member has been Transferred; or (v) the day as of which the status of the Adviser is terminated pursuant to Section 4.1 hereof.~~

Section  1.10 “Board of Managers” means the Board of Managers established pursuant to Section 2.6 hereof.

~~Section 1.11 “~~Capital Account~~” means, with respect to each Member, the capital account established and maintained on behalf of such Member pursuant to Section 5.3 hereof. The Incentive Allocation Account is not a Capital Account~~

Section  1.11 ~~Section 1.12~~ “Capital Contribution” means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

Section  1.12 ~~Section 1.13~~ “Certificate” means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Section  1.13 “Class” means any division of Interests, which Class is or has been established in accordance with the provisions of Section 3.1(d) herof.

Section  1.14 “Code” means the United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

Section  1.15 “Confidential Information” shall have the meaning set forth in Section 8.10.

Section  1.16 “Delaware Act” means the Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

Section  1.17 “Discount Repurchase Offer” shall have the meaning set forth in Section ~~4.6~~4.4(d).

Section  1.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Section  1.19 “Expiration Date” means a date set by the Board of Managers occurring no sooner than 20 business days after the commencement date of a repurchase offer, provided that such Expiration Date may be extended by the Board of Managers in its sole discretion.

Section  1.20 “Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund’s rights against any person or entity; costs and expenses for indemnification or contribution payable by the Fund to any person or entity (including, without limitation, pursuant to the indemnification obligations described under Section 3.7 of this Agreement); expenses of a reorganization, restructuring or merger of the Fund; expenses of holding, or soliciting proxies for, a meeting of Members (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

Section  1.21 “FATCA” means the United State Foreign Account Tax Compliance Act of 2010 or similar law;

Section  1.22 ~~Section 1.21~~ “Final Payment” shall have the meaning set forth in Section ~~4.6~~4.4.

Section  1.23 ~~Section 1.22~~ “Fiscal Year” means the period beginning on the commencement of operations of the Fund and ending on the first March 31 following such date, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board of Managers shall designate another fiscal year for the Fund.

Section  1.24 ~~Section 1.23~~ “Form N‑2” means the Fund’s Registration Statement on Form N‑2 filed with the Securities and Exchange Commission, as amended from time to time.

Section  1.25 ~~Section 1.24~~ “Fund” means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

~~Section 1.25 “~~Incentive Allocation~~” means, with respect to any Member for any Allocation Period, 10% of the Member’s allocable share of the Net Profits of the Fund (taking into account any unrealized appreciation or depreciation of investments, but without giving effect to the Incentive Allocation and any item not charged ratably to all Members) for the Allocation Period, if any, over the then balance of the Member’s Loss Recovery Account, appropriately adjusted for any partial repurchases or partial transfers of such Member’s Interest. The Incentive Allocation Account is not assessed an Incentive Allocation.~~

Section  1.26 “Incentive Allocation Account~~” means an account established and maintained on behalf of the Adviser, solely for the purpose of being allocated the~~Fee” means the Incentive Fee or Fees contemplated by the Investment Management Agreement, such Incentive Fee or Fees to be more fully described in the Investment Management Agreement. The Incentive Fee supersedes and replaces in full the "Incentive Allocation~~, pursuant to Section 5.3(e) hereof, to which amounts are credited under Section 5.7(a) hereof~~" contemplated under the Original Agreement.

Section  1.27 “Independent Managers” means those Managers who are not “interested persons” of the Fund as such term is defined in the Investment Company Act.

Section  1.28 “Initial Closing Date” means the first date on or as of which a Member other than Partners Group is admitted to the Fund.

Section  1.29 “Initial Payment” shall have the meaning set forth in Section ~~4.6~~4.4.

Section  1.30 “Interest” means the ~~entire~~equal proportionate units into which the limited liability company ownership interests ~~in the Fund at any particular time of a~~of all Members, including Partners Group, or other person to whom an Interest or portion thereof has been transferred pursuant to Section ~~4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act. Notwithstanding the foregoing, in the event that the Fund establishes multiple Capital Accounts for a single Member pursuant to~~4.3 hereof, are divided from time to time or, if more than one Class is authorized in accordance with Section ~~5.3~~3.1(~~f~~d) hereof, the ~~term “Interest” shall, with respect to such Member, refer separately, where the context so requires, to each portion of its~~equal proportionate units into which each Class shall be divided from time to time, each of which represents an ownership interest in the Fund ~~represented by each such Capital Account as if it were held by a separate Member~~that is equal in all respects to all other Interests of the same Class.

Section  1.31 “Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Section  1.32 “Investment Management Agreement” means the investment management agreement entered into between the Fund and the investment adviser of the Fund, as amended or restated from time to time.

Section  1.33 “Investment Percentage” means for each Member, as of any date of determination, (i) in the case of such Member’s ownership interest in the Fund, a percentage ~~established for each Capital Account on the Fund’s books,~~ determined by dividing the ~~balance of such Capital Account~~number of Interests owned by such Member as of such date ~~of determination by the sum of the balances of all Capital Accounts of~~by the total number of outstanding Interests owned by all Members as of such date ~~of determination.~~, and (ii) if more than one Class is outstanding, in the case of such Member’s ownership interest in such Class, a percentage determined by dividing the number of Interests owned by such Member as of such date by the total number of outstanding Interests of such Class owned by all Members as of such date. Each such percentage shall be expressed as a decimal carried out to at least the third decimal place.

Section  1.34 “Losses” shall have the meaning set forth in Section 3.7.

~~Section 1.35 “~~Loss Recovery Account~~” means a memorandum account to be maintained by the Fund with respect to each Member (other than Partners Group with respect to its interest in the Incentive Allocation Account), which shall have an initial balance of zero and which shall be adjusted as follows: (i) the account shall be increased after the close of each Allocation Period by the amount of the Member’s allocable share of the Net Losses of the Fund for such Allocation Period; and (ii) the account shall be decreased (but not below zero) after the close of each Allocation Period by the amount of the Member’s allocable share of the Net Profits of the Fund for such Allocation Period. Any positive balance of the Loss Recovery Account shall be reduced as the result of a repurchase or Transfer with respect to the Member’s Interest or portion thereof in the Fund in proportion to the reduction of the Member’s Capital Account attributable to the repurchase or Transfer. A transferee of an Interest shall not succeed to all or any portion of the transferor’s Loss Recovery Account, provided that in the case of a Transfer in which the transferee shall have the same beneficial owner or beneficial owners as the transferor, the transferee shall succeed to the Loss Recovery Account (or portion thereof) attributable to the Interest or portion thereof transferred.~~

Section  1.35 ~~Section 1.36~~ “Manager” means each natural person who serves on the Board of Managers and any other natural person who, from time to time, pursuant to the terms of this Agreement shall serve on the Board of Managers. Each Manager shall constitute a “manager” of the Fund within the meaning of the Delaware Act.

Section  1.36 ~~Section 1.37~~ “Member” means any person who shall have been admitted to the Fund as a member in such person’s capacity as a member of the Fund. For purposes of the Delaware Act, ~~the~~there are no classes or groups of Members ~~shall constitute a single class or group of members~~other than those established in accordance with the provisions of Section 3.1(d) hereof.

Section  1.37 ~~Section 1.38~~ “Net Asset Value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. ~~For purposes of clarification, amounts in the Incentive Allocation Account are not included in~~The Net Asset Value of each Class will be calculated separately in order to reflect the fees and expenses applicable to such Class.

~~Section 1.39 “~~Net Profit~~” or “~~Net Loss~~” means the amount by which the Net Asset Value on the last day of an Accounting Period exceeds (in the case of Net Profit) or is less than (in the case of Net Loss) the Net Asset Value as of the commencement of the same Accounting Period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses), such amount to be adjusted to exclude any changes in the Net Asset Value that are attributable to any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the Members’ respective Investment Percentages.~~

Section  1.38 ~~Section 1.40~~ “Organizational Expenses” means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the Investment Company Act, and the initial offering of Interests.

Section  1.39 ~~Section 1.41~~ “Organizational Member” means Partners Group.

Section  1.40 ~~Section 1.42~~ “Partners Group” means Partners Group (USA) Inc.

Section  1.41 ~~Section 1.43~~ “Person” or “person” means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

Section  1.42 ~~Section 1.44~~ “Placement Agent” means Foreside Fund Services, LLC, or any person who may hereafter directly or indirectly succeed or replace Foreside Fund Services, LLC as the placement agent of the Fund.

Section  1.43 ~~Section 1.45~~ “Placement Agent Agreement” means the placement agent agreement entered into between the Placement Agent and the Fund, as amended or restated from time to time.

Section  1.44 ~~Section 1.46~~ “Portfolio Fund” means a pooled investment vehicle or registered investment company.

Section  1.45 ~~Section 1.47~~ “Portfolio Fund Manager” means a portfolio manager of a Portfolio Fund.

Section  1.46 ~~Section 1.48~~ “Portfolio Fund Payment Date” shall have the meaning set forth in Section ~~4.6~~4.4(e).

Section  1.47 ~~Section 1.49~~ “Promissory Note” shall have the meaning set forth in Section ~~4.6~~4.4(d).

Section  1.48 ~~Section 1.50~~ “Repurchase Date” means the day after the Valuation Date.

Section  1.49 ~~Section 1.51~~ “Securities” means securities (including, without limitation, equities, debt obligations, options, other “securities” as that term is defined in Section 2(a)(36) of the Investment Company Act), and other financial instruments of United States and non-U.S. entities and commodities, including, without limitation, capital stock; shares of beneficial interests; partnership interests and similar financial instruments; bonds, notes, debentures (whether subordinated, convertible or otherwise); currencies; commodities; interest rate, currency, commodity, equity and other derivative products, including, without limitation, (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and debt securities of foreign governments, other financial instruments and all other commodities, (ii) swaps, options, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements including brokerage account agreements relating to or securing such transactions; equipment lease certificates, equipment trust certificates; loans; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; open and closed-end registered and unregistered investment companies; money market funds; obligations of the United States or any state thereof, foreign governments and instrumentalities of any of them; commercial paper; and other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable.

Section  1.50 ~~Section 1.52~~ “Securities Transactions” shall have the meaning set forth in Section 2.5.

Section  1.51 ~~Section 1.53~~ “Transfer” means the assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest; verbs, adverbs or adjectives such as “Transfers,” “Transferred” and “Transferring” shall have correlative meanings.

Section  1.52 ~~Section 1.54~~ “Valuation Date” means a date on which the value of Interests being repurchased will be determined by the Board of Managers in its sole discretion and which date shall be approximately 65 days, but in no event earlier than 60 days, after the Expiration Date for such repurchase.

Section  1.53 ~~Section 1.55~~ Pronouns. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

ARTICLE  II

 ORGANIZATION; ADMISSION OF MEMBERS; BOARD OF MANAGERS

Section  2.1 Formation of Limited Liability Company. The Organizational Member and any other person designated by the Board of Managers are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board of Managers shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

Section  2.2 Name. Subject to the limited license granted under the Investment Management Agreement, the name of the Fund shall be “Partners Group Private Equity (Master Fund), LLC” or such other name as the Board of Managers hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board of Managers.

Section  2.3 Principal and Registered Office. The Fund shall have its principal office, c/o Partners Group (USA) Inc., at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, or at such other place designated from time to time by the Board of Managers. The Fund shall have its registered office in the State of Delaware at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and shall have the Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers in accordance with the Delaware Act.

Section  2.4 Duration. The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

Section  2.5 Business of the Fund.

(a) The business of the Fund is (i) to, directly or through the purchase of interests in Portfolio Funds, purchase, sell (including short sales), invest and trade in Securities (collectively, “Securities Transactions”) and (ii) to engage in any financial or derivative transactions relating thereto or otherwise and to exercise such rights and powers as are permitted to be exercised by limited liability companies under the Delaware Act. The officers of the Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out the Fund’s objectives or business.

(b) The Fund shall operate as a closed-end management investment company in accordance with the Investment Company Act and subject to any fundamental policies and investment restrictions set forth in the Form N‑2.

Section  2.6 The Board of Managers.

(a) Prior to the Initial Closing Date, the Organizational Member, in its sole discretion, designated and elected persons to serve as Managers on the Board of Managers. Each Manager has agreed to be bound by all of the terms of this Agreement applicable to Managers. The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers by Members, designate as a Manager any person who shall agree to the provisions of this Agreement pertaining to the obligations of Managers. Any person who shall hold himself or herself out as a Manager or acts in such capacity shall be deemed to have agreed to the provisions of this Agreement pertaining to the obligations of a Manager whether or not such person executes a written agreement to such effect. The number of Managers shall be fixed from time to time by the Board of Managers.

(b) Each Manager shall serve as a Manager for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Manager occurs, the remaining Managers may appoint a person to serve in such capacity, provided such appointment is in accordance with the Investment Company Act, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Members. The Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so when required by the Investment Company Act, within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

(c) In the event that no Manager remains, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

Section  2.7 Members. The Board of Managers may admit one or more Members as of the beginning of each calendar month or at such other times as the Board of Managers may determine. A Person may be admitted to the Fund as a Member without having signed this Agreement. This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member. The Board of Managers, in its sole and absolute discretion, may reject requests to purchase Interests ~~in the Fund~~. The Board of Managers may, in its sole discretion, suspend or terminate the offering of the Interests at any time. The books and records of the Fund shall be revised to reflect the name and Capital Contribution of each Member that is admitted to the Fund.

~~Section 2.8~~ Interests in the Incentive Allocation Account~~. Upon signing this Agreement, the Adviser or an Affiliate of the Adviser shall be entitled to an Interest in the Fund in the Incentive Allocation Account, subject to due approval, in accordance with the requirements of the Investment Company Act, of the Investment Management Agreement by the Members and the Board of Managers of the Fund. The Interest of the Adviser in the Incentive Allocation Account shall be non-voting. If at any time the Investment Management Agreement between the Fund and the Person then serving as investment adviser to the Fund terminates, the Board of Managers shall be entitled to transfer the Interest in the Fund in the Incentive Allocation Account, upon its signing this Agreement, to such Person as may be retained by the Fund to provide investment advisory services pursuant to an investment management agreement (or one of its Affiliates that such Person designates), subject to the due approval of such investment management agreement in accordance with the requirements of the Investment Company Act.~~

Section  2.8 ~~Section 2.9~~ Organizational Member. The initial Capital Contribution to the Fund by the Organizational Member was represented by an Interest. Upon the admission to the Fund of an additional Member pursuant to Section 2.7, the Organizational Member became entitled to the return of all or a portion of its Capital Contribution, if any, without interest or deduction, and to withdraw from the Fund.

Section  2.9 ~~Section 2.10~~ Both Managers and Members. A Member may at the same time be a Manager and a Member, or the Adviser and a Member, in which event such Member’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

Section  2.10 ~~Section 2.11~~ Limited Liability. Except as otherwise provided under applicable law or in this Agreement, each Member will be liable for the debts, obligations and liabilities of the Fund only to the extent of its ~~Capital~~ Account balance. To the fullest extent permitted under applicable law, the Managers and the Adviser shall not be liable for the Fund’s debts, obligations and liabilities.

ARTICLE  III

 MANAGEMENT

Section  3.1 Management and Control.

(a) Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each Manager of a closed-end management investment company registered under the Investment Company Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the Investment Company Act. During any period in which the Fund shall have no Managers, the Adviser shall continue to serve as investment adviser to the Fund and shall have the authority to manage the business and affairs of the Fund, but only until such time as one or more Managers are elected by the Members or the Fund is dissolved in accordance with Section 6.1. ~~The Managers may make Capital Contributions and maintain their own Interests in the Fund.~~ Nothing herein shall prohibit a Manager from being a Member.

(b) Members shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the Investment Company Act or as otherwise required in the Delaware Act.

(c) The Board of Managers may delegate to any Person, including without limitation the officers of the Fund designated pursuant to Section 3.2(c), the Adviser or any committee of the Board of Managers, any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

(d) The Board of Managers shall have full power and authority, in its sole discretion, and without obtaining any prior authorization or vote of (i) the Members or (ii) the Members holding any Class, to create, establish and designate, and to change in any manner, one or more Classes, and to fix such preferences, voting powers, rights and privileges of such Classes as the Managers may from time to time determine, to divide or combine the Interests or any Classes into a greater or lesser number, to classify or reclassify any unissued Interests or any Interests previously issued and reacquired of any Class into one or more Classes that may be established and designated from time to time, and to take such other action with respect to the Interests as the Managers may deem desirable. Unless another time is specified by the Managers, the establishment and designation of any Class shall be effective upon the adoption of a resolution by the Board of Managers setting forth such establishment and designation and the preferences, powers, rights and privileges of the Interests of such Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Class including, without limitation, any registration statement of the Fund, or as otherwise provided in such resolution.

Section  3.2 Actions by the Board of Managers.

(a) Unless otherwise provided in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the Investment Company Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the Investment Company Act, in person or by telephone) or (ii) by the written consent of a majority of the Managers without a meeting, if permissible under the Investment Company Act.

(b) The Board of Managers may designate from time to time a chairman who shall preside at all meetings. Meetings of the Board of Managers may be called by the chairman, the president of the Fund, or any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the Investment Company Act. A majority of the Managers then in office shall constitute a quorum at any meeting.

(c) The Board of Managers may designate from time to time agents and employees of the Fund or other Persons, including without limitation employees of the Adviser or its Affiliates, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund with such titles as the Board of Managers shall determine.

Section  3.3 Meetings of Members.

(a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Except as otherwise provided in Section 2.6(c) hereof, meetings of the Members may be called by the Board of Managers or by Members holding a majority of the total number of votes eligible to be cast by all Members as determined pursuant to clause (~~b~~c) of this Section 3.3, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the Investment Company Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b) On each matter submitted to a vote of Members, unless the Board of Managers determines otherwise, holders of Interests of all Classes shall vote as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any Class is required by the 1940 Act or other applicable law or is required by attributes applicable to any Class, such requirements as to a separate vote by that Class shall apply; (ii) unless the Board of Managers determines that this sub-clause (ii) shall not apply in a particular case, to the extent that a matter referred to in sub-clause (i) above affects more than one Class and the interests of each such Class in the matter are identical, then the holders of Interests of all such affected Classes shall vote as a single class; and (iii) as to any matter which does not affect the interests of a particular Class, only the holders of Interests of the one or more affected Classes shall be entitled to vote.

(c) ~~(b)~~ Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member’s Investment Percentage ~~(expressed as a numeral to the third decimal place)~~. The Board of Managers shall establish a record date not less than 10 nor more than 120 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(d) ~~(c)~~ A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

Section  3.4 Custody of Assets of the Fund. The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the Investment Company Act and the Advisers Act.

Section  3.5 Other Activities.

(a) None of the Managers shall be required to devote his or her full time to the affairs of the Fund, but each shall devote such time as may reasonably be required to perform his or her obligations ~~under this Agreement~~as a Manager.

(b) Any Member, Manager, the Adviser or any of their Affiliates, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as managers, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No other Member or Manager shall have any rights in or to such activities, or any profits derived therefrom.

Section  3.6 Duty of Care.

(a) No Manager, former Manager, officer or former officer of the Fund shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person’s services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance or gross negligence involved in the conduct of such person’s office or as otherwise required by applicable law.

(b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as provided in this Agreement.

Section  3.7 Indemnification.

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law. Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.

(b) Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid or reimbursed by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.

(c) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(d) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(e) In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(f) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(g) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

(h) To the extent permitted by applicable law, the Adviser, the Placement Agent and the Administrator, and any other party serving as the investment adviser, the placement agent or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investment Management Agreement, the Placement Agent Agreement, the Administration Agreement or any agreement between any such party and the Fund.

Section  3.8 Fees, Expenses and Reimbursement.

(a) Subject to applicable law, the Adviser shall be entitled to receive such fees per services provided to the Fund as may be agreed to by the Adviser and the Fund pursuant to the Investment Management Agreement or such other agreements relating to such services.

(b) The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Adviser or any of its Affiliates for his or her services hereunder. In addition, the Fund shall reimburse the Managers for reasonable travel and other out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(c) The Fund shall bear all expenses incurred in its business or operations, other than those specifically assumed by another person. Expenses to be borne by the Fund include, but are not limited to, the following:

(i) fees and expenses in connection with the organization of the Fund and the offering and issuance of the Interests;

(ii) all fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the assessment of prospective investments (whether or not such investments are consummated), investment structuring, corporate action, travel associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of such investments;

(iii) quotation or valuation expenses;

(iv) the Investment Management Fee and ~~the Administration~~any Incentive Fee;

(v) the Administration Fee;

(vi) ~~(v)~~ brokerage commissions;

(vii) ~~(vi)~~ interest and fees on any borrowings by the Fund;

(viii) ~~(vii)~~ professional fees (including, without limitation, expenses of consultants, experts and specialists);

(ix) ~~(viii)~~ research expenses;

(x) ~~(ix)~~ fees and expenses of outside tax or legal counsel (including fees and expense associated with the review of documentation for prospective investments by the Fund), including foreign counsel;

(xi) ~~(x)~~ accounting, auditing and tax preparation expenses;

(xii) ~~(xi)~~ fees and expenses in connection with repurchase offers and any repurchases or redemptions of Interests;

(xiii) ~~(xii)~~ taxes and governmental fees (including tax preparation fees);

(xiv) ~~(xiii)~~ fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund;

(xv) ~~(xiv)~~ all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund;

(xvi) ~~(xv)~~ bank service fees;

(xvii) ~~(xvi)~~ costs and expenses relating to the amendment of this Agreement or the Fund’s other organizational documents;

(xviii) ~~(xvii)~~ expenses of preparing, amending, printing, and distributing confidential memoranda, Statements of Additional Information (and any supplements or amendments thereto), reports, notices, websites, other communications to Members, and proxy materials;

(xix) ~~(xviii)~~ expenses of preparing, printing, and filing reports and other documents with government agencies;

(xx) ~~(xix)~~ expenses of Members’ meetings, including the solicitation of proxies in connection therewith;

(xxi) ~~(xx)~~ expenses of corporate data processing and related services;

(xxii) ~~(xxi)~~ Member recordkeeping and Member account services, fees, and disbursements;

(xxiii) ~~(xxii)~~ expenses relating to investor and public relations;

(xxiv) ~~(xxiii)~~ fees and expenses of the members of the Board of Managers who are not employees of the Adviser or its Affiliates;

(xxv) ~~(xxiv)~~ insurance premiums;

(xxvi) ~~(xxv)~~ Extraordinary Expenses; and

(xxvii) ~~(xxvi)~~ all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund.

The Adviser and each of its Affiliates shall be entitled to reimbursement from the Fund for any of the above expenses that they pay on behalf of the Fund.

(d) The Fund may, alone or in conjunction with the Adviser, its Affiliates or any investment vehicles or accounts for which the Adviser or any Affiliate of the Adviser acts as general partner, managing member or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

ARTICLE  IV

~~TERMINATION OF INTEREST IN THE INCENTIVE ALLOCATION ACCOUNT,~~ TERMINATION OF STATUS OF THE ADVISER AND MANAGERS; TRANSFERS AND REPURCHASES

~~Section 4.1~~ Termination of the Adviser’s Interest in the Incentive Allocation Account~~. The Interest of the Adviser (or any Affiliates designated as its successor in such capacity) in the Incentive Allocation Account shall terminate if the Investment Management Agreement terminates and the Fund does not enter into a new investment management agreement with the Adviser or one of its Affiliates, effective as of the date of such termination. Upon the termination of the Interest of the Adviser (or any Affiliate of the Adviser designated as its successor in such capacity) in the Incentive Allocation Account, the Adviser (or any applicable Affiliate) shall be entitled to withdraw the balance in the Incentive Allocation Account in accordance with Section 5.7(c).~~

Section  4.1 ~~Section 4.2~~ Termination of Status of a Manager. The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days’ prior written notice to the other Managers, unless the other Managers waive such notice); (iv) shall be removed under Section ~~4.3~~4.2 hereof; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; (viii) shall have reached the mandatory age for retirement of a Manager that may from time to time be established by the Board of Managers; or (ix) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

Section  4.2 ~~Section 4.3~~ Removal of the Managers. Any Manager may be removed with or without cause either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

Section  4.3 ~~Section 4.4~~ Transfer of Interests of Members.

(a) A Member’s Interest or portion thereof may be Transferred only (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of such Member or (ii) with the consent of the Fund, which may be withheld in its sole discretion.

(b) The Fund may not consent to a Transfer of an Interest or portion thereof unless: (i) the person to whom such Interest is transferred (or each of such person’s beneficial owners if such a person is a “private investment company” as defined in Rule 205‑3(d)(3) under the Advisers Act, an investment company registered under the Investment Company Act, or a business development company as defined under the Advisers Act) is a person whom the Fund believes meets the requirements of paragraph (d)(1) of Rule 205‑3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements; and (ii) the Fund is provided with a properly completed investor certification in respect of the proposed transferee. The Fund may also require the Member requesting the Transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Board of Managers as to such matters as the Board of Managers may reasonably request.

(c) Any permitted transferee acquiring an Interest or a portion of an Interest by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of the Member shall be entitled to the ~~allocations and~~ distributions allocable to the Interest or portion thereof so acquired, to tender the Interest or portion thereof for repurchase by the Fund and to Transfer such Interest or portion thereof in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member in accordance with the terms of this Agreement, including, without limitation, Section 2.7 hereof.

(d) If a Member Transfers an Interest or portion thereof with the approval of the Fund and all of the conditions to such Transfer have been satisfied, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member, provided that such transferee shall have executed and delivered either a counterpart of this Agreement or an instrument, in form and substance acceptable to the Fund, that has the legal effect of making the transferee a party to this Agreement. Each transferring Member and transferee agrees to pay all reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees and disbursements, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Member’s entire Interest, such Member shall cease to be a member of the Fund.

(e) Each transferring Member shall indemnify and hold harmless the Fund, the Board of Managers, the Adviser and each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section ~~4.4~~4.3, and (ii) any misrepresentation by such Member in connection with any such Transfer.

~~Section 4.5~~ Transfer of Interests in the Incentive Allocation Account~~. The Adviser (or any Person designated directly or indirectly as a successor in such capacity) may not Transfer its Interest in the Incentive Allocation Account, except to an Affiliate thereof.~~

Section  4.4 ~~Section 4.6~~ Repurchase of Interests.

(a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof acquired from a Member has the right to require the Fund to withdraw, redeem or tender to the Fund for repurchase its Interest or any portion thereof. The Board of Managers may, from time to time and in its sole discretion and on such terms and conditions as it may determine, cause the Fund to offer to repurchase Interests from Members, including the Adviser or its Affiliates, pursuant to written tenders by Members. The Board of Managers, in its sole discretion, will determine the aggregate value of Interests to be repurchased, which may be a percentage of the value of the Fund’s outstanding interests. In determining whether the Fund should offer to repurchase Interests from Members pursuant to written requests and the amount of Interests to be repurchased, the Board of Managers may consider the following factors, among others:

(i) The liquidity of the Fund’s assets (including, without limitation, fees and costs associated with withdrawing from Portfolio Funds);

(ii) whether any Members have requested to tender Interests or portions of Interests to the Fund;

(iii) the working capital and liquidity requirements of the Fund;

(iv) the relative sizes of the repurchase requests and the Fund;

(v) the past practice of the Fund in repurchasing Interests;

(vi) the condition of the securities market and the economy generally, as well as political, national or international developments or current affairs;

(vii) the anticipated tax consequences of any proposed repurchases of Interests;

(viii) the Fund’s investment plans; and

(ix) the availability of information as to the value of the Fund’s interests in Portfolio Funds and other investments.

(b) The Adviser and each of its Affiliates may tender their Interest or a portion thereof as a Member or Organizational Member, as applicable, under Section 4.4(a) hereof, without notice to the other Members.

(c) If the Board of Managers determines in its sole discretion that the Fund will offer to repurchase Interests, the Board of Managers will provide written notice to Members. Such notice will include: (i) the commencement date of the repurchase offer; (ii) the Expiration Date on which repurchase requests must be received by the Fund; and (iii) other information Members should consider in deciding whether and how to participate in such repurchase opportunity.

(d) The amount due to any Member whose Interest or portion thereof is repurchased shall, subject to the terms of this Agreement (including, without limitation, Section ~~4.6~~4.4(a)), be an amount equal to the value of the Member’s ~~Capital Account~~Interest (or portion thereof being repurchased) based on the Net Asset Value of the Fund as of the Valuation Date, after reduction for all fees, including any Investment Management Fee or Administration Fee, any Incentive ~~Allocation~~Fee, any required tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Interest or portion thereof being repurchased, provided that, subject to applicable law, the Board of Managers may offer to purchase Interests at a discount to the Net Asset Value (a “Discount Repurchase Offer”). Payment by the Fund to each Member, upon repurchase of such Member’s Interests shall be made in the form of a promissory note (a “Promissory Note”). Such payment shall be made as promptly as practicable following the Expiration Date. Any in-kind distribution of Securities will be valued in accordance with Section 7.4 hereof. The determination of the value of Interests as of the Valuation Date shall be subject to adjustment based upon the results of the annual audit of the Fund’s financial statements for the Fiscal Year in which such Valuation Date occurred. A Member who tenders some but not all of his Interest for repurchase will be required to maintain a minimum ~~Capital~~ Account balance equal to the amount set forth, from time to time, in the Fund’s Form N‑2. The Board of Managers may, in its sole discretion, waive this minimum ~~Capital~~ Account balance requirement. The Fund may reduce the amount to be repurchased from a Member in order to maintain a Member’s minimum ~~Capital~~ Account balance.

(e) Each Promissory Note issued pursuant to clause (d) of this Section ~~4.6~~4.4, which shall be non-interest bearing and non-transferable, and shall provide, among other terms determined by the Fund, in its sole discretion, the following payments. The initial payment in respect of the Promissory Note (the “Initial Payment”) shall be in an amount equal to at least 95% of the estimated value of the repurchased Interest or portion thereof, determined as of the Valuation Date. The Initial Payment shall be made on or before the twentieth business day after the Repurchase Date, provided that if the Fund, in the sole discretion of the Adviser, has requested withdrawal of capital from any Portfolio Funds in order to fund the repurchase of Interests, such payment may be postponed until a reasonable time after the Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the Fund from Portfolio Funds (the “Portfolio Fund Payment Date”). The second and final payment in respect of a Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest or portion thereof, determined as of the Valuation Date based upon the results of the annual audit of the financial statements of the Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment.

(f) Notwithstanding anything in this Section ~~4.6~~4.4 to the contrary, if a Member, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its ~~Units~~Interests as of the Valuation Date, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date, provided that if the Fund, in the sole discretion of the Adviser, has requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Interests, such payment may be postponed until 10 business days after the applicable Portfolio Fund Payment Date. Such payment shall be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest or portion thereof, determined as of the Valuation Date, based upon information known to the Fund as of the date of the Final Payment, over (2) the Initial Payment. Notwithstanding anything in this Agreement to the contrary, if, based upon the results of the annual audit of the financial statements of the Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Interest was repurchased was incorrect, the Fund shall, as promptly as practicable after the completion of such audit, decrease such Member’s ~~Capital~~ Account balance by the amount of any overpayment, or increase such Member’s ~~Capital~~ Account balance by the amount of any underpayment, as applicable.

(g) Notwithstanding anything in this Section ~~4.6~~4.4 to the contrary, the Board of Managers shall modify any of the repurchase procedures described in this Section ~~4.6~~4.4 if necessary to comply with the regulatory requirements imposed by the Securities and Exchange Commission.

(h) Each Member whose Interest or portion thereof has been accepted for repurchase will continue to be a Member until the Repurchase Date (and thereafter if its Interest is repurchased in part) and may exercise its voting rights with respect to the repurchased Interest or portion thereof until the Repurchase Date. Moreover, the ~~Capital~~ Account maintained in respect of a Member whose Interest or portion thereof has been accepted for repurchase will be adjusted for the appreciation or depreciation of the Net ~~Profits or Net Losses~~Asset Value of the Fund through the Valuation Date, and such Member’s ~~Capital~~ Account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

(i) Upon its acceptance of tendered Interests or portions thereof for repurchase, the Fund shall maintain daily on its books a segregated account consisting of cash, liquid securities or, to the extent applicable, interests in Portfolio Funds that the Master Fund (i) has requested be withdrawn or (ii) is in the process of liquidating, (or any combination of them) in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Interests or portions thereof.

(j) Notwithstanding anything in this Section ~~4.6~~4.4 to the contrary, the Fund may suspend, postpone or terminate a repurchase offer upon the determination of a majority of the Board of Managers (including a majority of Independent Managers) that such suspension, postponement or termination is advisable for the Fund and its Members, including, without limitation, the existence of circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine the Net Asset Value or other unusual circumstances.

(k) Partial Interests of a Member tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis (i.e., the portion of the Interest repurchased will be deemed to have been taken from the earliest Capital Contribution made by such Member (adjusted for subsequent ~~Net Profits and Net Losses~~appreciation or depreciation of the Net Asset Value of the Fund) until that Capital Contribution is decreased to zero, and then from each subsequent Capital Contribution made by such Member (adjusted for subsequent ~~Net Profits and Net Losses~~appreciation or depreciation of the Net Asset Value of the Fund)).

Section  4.5 ~~Section 4.7~~ Mandatory Redemption. The Fund may effect a mandatory redemption at Net Asset Value of an Interest of a Member or portion thereof, or any person acquiring an Interest from or through a Member, in the event that the Board of Managers determines or has reason to believe, each in its sole discretion, that:

(a) all or a portion of its Interest has been transferred to, or has vested in, any person, by operation of law as described in Section ~~4.4~~4.3(a)(i) hereof;

(b) ownership of the Interest by such Member or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to, additional registration or regulation under the securities, commodities or other laws of the United States or any other jurisdiction;

(c) continued ownership of the Interest may be harmful or injurious to the business or reputation of the Fund or the Adviser or may subject the Fund, or any Members of the Fund to an undue risk of adverse tax or other fiscal consequences, including without limitation, in connection with the failure of a Member to provide information requested under FATCA;

(d) any representation or warranty made by a Member in connection with the acquisition of an Interest was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of an Interest;

(e) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Interest in circumstances where the Board of Managers determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Member; or

(f) ~~The~~the Fund may effect a mandatory redemption of an Interest held by an investment vehicle that is managed or sponsored by the Adviser or an Affiliate thereof (a “Feeder Fund”) (or portion thereof) to the extent that such Feeder Fund is redeeming or has redeemed any interest of an investor in such Feeder Fund (or portion thereof) for reasons that are similar to those set forth in clauses (a) through (e) of this Section ~~4.7~~4.5.

ARTICLE  V

 CAPITAL

Section  5.1 Contributions to Capital.

(a) The minimum initial contribution of each Member (other than the Organizational Member or Adviser) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund’s Form N‑2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a Capital Contribution. The Managers shall not be entitled to make Capital Contributions as Managers of the Fund, but may make Capital Contributions as Members. The Adviser and its Affiliates may make Capital Contributions as Members.

(b) Members may make additional Capital Contributions, effective as of such times as the Board of Managers in its sole discretion, may permit, subject to the limitations applicable to the admission of Members pursuant to this Agreement. The minimum additional Capital Contribution of each Member (other than the Adviser and its Affiliates) shall be the amount set forth, from time to time, in the Fund’s Form N‑2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. No Member shall be obligated to make any additional Capital Contribution except to the extent otherwise provided in this Agreement.~~.~~

(c) Except as otherwise permitted by the Board of Managers, (i) initial and any additional Capital Contributions by any Member shall be payable in cash, and (ii) initial and any additional Capital Contributions in cash shall be payable in one installment in readily available funds prior to the date of the proposed acceptance of the Capital Contribution.

Section  5.2 Rights of Members to Capital. No Member shall be entitled to interest on his or its Capital Contribution to the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member’s Interest pursuant to Section ~~4.6~~4.4 hereof or Section ~~4.7~~4.5 hereof, or (ii) upon the liquidation of the Fund’s assets pursuant to Section 6.2 hereof. No Member shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.

Section  5.3 Capital Accounts.

(a) The Fund shall maintain a separate ~~Capital~~ Account on its books for each Member.

(b) Each Member’s ~~Capital~~ Account shall have an opening balance equal to the Member’s initial contribution to the capital of the Fund.

(c) Each Member’s ~~Capital~~ Account shall be increased by the sum of (i) ~~increased by~~ the amount of any additional Capital Contributions by such Member, plus (ii) ~~decreased for any~~all ~~p~~a~~y~~m~~e~~ounts ~~upon repurchase or in redemption of~~credited to such Member’s ~~Interest or any distributions in respect of such Member, and (iii) increased or decreased by such Member’s allocable share of the Net Profits or Net Losses of the Fund for each~~ Account~~ing Period~~pursuant to Section 5.4 hereof.

(d) Each Member’s ~~Capital~~ Account shall be ~~decreased for any Incentive Allocation~~reduced by the sum of (i) the amount of any repurchase of the Interests of such Member or distributions to such Member pursuant to Sections 4.4, 5.7 or 6.2 hereof which are not reinvested , plus (ii) any amounts debited against ~~the Member’s Capital~~such Account pursuant to Section ~~5.7(a)~~5.4 hereof.

~~(e) The Fund shall maintain an Incentive Allocation Account for the Adviser solely for the purpose of being credited the Incentive Allocations pursuant to Section 5.7 hereof. The Incentive Allocation Account shall have an initial balance of zero.~~

~~(f) If requested by a Member, the Fund may elect, in its sole discretion, to establish and maintain multiple Capital Accounts in respect of an investment in the Fund by such Member. In such case, Capital Contributions, distributions, redemptions and allocations of Net Profits and Net Losses shall be determined separately for each such Capital Account as if it were held by a separate Member and each such separate Capital Account will be treated as a Capital Account for all purposes pursuant to this Limited Liability Company Agreement.~~

~~Section 5.4~~ Allocation of Net Profit and Loss~~. Net Profits or Net Losses for each Accounting Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages as of the start of such Accounting Period.~~

Section  5.4 ~~Section 5.5~~ Allocation of Certain Withholding Taxes and Other Expenditures.

(a) Withholding taxes or other tax obligations paid or incurred by the Fund, directly or indirectly, that (i) are attributable to any Member or (ii) results from any Member’s participation in the Fund, including, but not limited to, a Member’s failure to provide any requested information under FATCA, as determined by the Board of Managers, shall be debited against the ~~Capital~~ Account of such Member as of the close of the Accounting Period during which the Fund pays or incurs such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member’s Interest shall pay upon demand to the Fund~~, as a Capital Contribution to the Fund,~~ the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund. If any tax arises as a result of any Member’s failure to provide information as requested under sub-clause (ii) above, to the extent possible the Fund shall allocate such tax pro-rata based on Account balance to the Member(s) who did not provide the requested information and shall be debited from the Accounts of the applicable Member(s) as of the close of the Accounting Period during which any such tax was paid or accrued by the Fund.

(b) Except as otherwise provided for in this Agreement and unless prohibited by the Investment Company Act, any material expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, as determined by the Board of Managers, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items. Such charges or items shall be debited from the ~~Capital~~ Accounts of the applicable Members as of the close of the Accounting Period during which any such items were paid or accrued by the Fund.

Section  5.5 ~~Section 5.6~~ Reserves.

(a) Appropriate reserves may be created, accrued and charged against the Net Asset Value and ~~proportionately~~ against the ~~Capital~~ Accounts of the Members in proportion to their respective Investment Percentages for contingent liabilities of the Fund, if any, as of the date any such contingent liability becomes known to the Fund or the Board of Managers, such reserves to be in the amounts which the Board of Managers, in its sole discretion deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the ~~Capital~~ Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the ~~Capital~~ Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to the Accounts of those Members who, as determined by the Board of Managers, in its sole discretion, were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their ~~Capital~~ Accounts at that time.

(b) To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than Capital Contributions, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the ~~Capital~~ Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund’s accounting practices, be treated as applicable to one or more prior Accounting Periods, then such amount shall be proportionately charged or credited, as appropriate, to those ~~parties~~persons who were Members during such prior Accounting Period or Periods.

(c) To the extent permitted by applicable law, if any amount is required by paragraph (a) or (b) of this Section ~~5.6~~5.5 to be charged or credited to a ~~party~~person who is no longer a Member, such amount shall be paid by or to such ~~party~~person, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member’s ~~Capital~~ Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such ~~party~~person ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the ~~Capital~~ Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the ~~Capital~~ Accounts of the current Members.

~~Section 5.7~~ Incentive Allocation~~.~~

~~(a) So long as the Adviser or an Affiliate thereof serves as the investment adviser of the Fund pursuant to the Investment Management Agreement, the Adviser, or a designated affiliate, will be entitled to receive the Incentive Allocation that shall be debited to the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member.~~

~~(b) The Allocation Period with respect to a Member whose Interest in the Fund is repurchased or is transferred in part shall be treated as ending only with respect to the portion of the Interest so repurchased or transferred, and only the Net Profits of the Fund, if any, and the balance of the Loss Recovery Account attributable to the portion of the Interest being repurchased or transferred (based on the Member’s Capital Account amount being so repurchased or transferred) will be taken into account in determining the Incentive Allocation for the Allocation Period then ending, and the Member’s Loss Recovery Account shall not be adjusted for such Member’s allocable share of the Net Losses of the Fund, if any, for the Allocation Period then ending that are attributable to the portion of the Interest so repurchased or transferred.~~

~~(c) After the close of an Allocation Period with respect to a Member, and subject to certain limitations, the Adviser or an Affiliate thereof may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Incentive Allocation Account and debited from such Member’s Capital Account with respect to such Allocation Period. The Fund will distribute any balance in the Incentive Allocation Account, subject to audit adjustments, as promptly as practicable after the completion of the audit of the Fund’s books. As promptly as practicable after the completion of the audit of the books of the Fund for the year in which allocations to the Incentive Allocation Account are made, the Fund shall allocate to the Incentive Allocation Account any additional amount of Incentive Allocation determined to be owed to the Adviser based on such audit, and the Adviser shall remit to the Fund any excess amount of Incentive Allocation determined to be owed to the Fund. The Fund will credit any such amounts received to the Members’ Capital Accounts, as applicable.~~

~~Section 5.8~~ Tax Allocations~~. For each taxable year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member’s Capital Account for the current and prior taxable years (or relevant portions thereof). Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704‑1(b)(2)(iv)(f), 1.704‑1(b)(4)(i) and 1.704‑3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.~~

~~If, during or immediately following the end of a taxable year, any Member withdraws from the Fund pursuant to Article IV or Article VI hereof, or the Adviser withdraws any amount from its Incentive Allocation Account, and the Member would (absent this sentence) recognize gain or loss under Section 731 of the Code as a result of such withdrawal, the Board of Managers may, in its sole discretion, elect to specially allocate to such Member, for U.S. federal income tax purposes, any income and gain or loss and deduction (including short-term capital gain or loss) recognized by the Fund during such taxable year, through and including the date of withdrawal, in an amount up to that amount of income and gain or loss and deduction which if so allocated would avoid the Member recognizing gain on the withdrawal under Section 731 of the Code (ignoring for this purpose, if the Board of Managers determines to do so in its sole discretion, any adjustments that have been made to the tax basis of the withdrawing Member’s Interest as a result of any transfers or assignment of its Interest prior to the withdrawal (other than the original issue of the Interest), including by reason of death). Any such election by the Board of Managers shall, to the extent reasonably practicable as determined by the Board of Managers in its sole discretion, be applied on an equitable basis to all Members withdrawing their Interests in full during or as of the end of such taxable year~~

Section  5.6 ~~Section 5.9~~ Distributions.

(a) The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members ~~on a pro rata basis in accordance with the~~of the Fund or only to those Members~~’~~ holding one or more Classes of the Fund, in each case in proportion to their respective Investment Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the value of the asset distributed to the Member exceeds the percentage of the value of the asset equal to the Member’s Investment Percentage.

(b) Notwithstanding anything to the contrary contained herein, none of the Managers or the Members (including the Adviser and its Affiliates), nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their Interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

ARTICLE  VI

 DISSOLUTION AND LIQUIDATION

Section  6.1 Dissolution.

(a) The Fund shall be dissolved upon the occurrence of any of the following events:

(i) upon the affirmative vote to dissolve the Fund by either (A) a majority of the Managers, or (B) Members holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Members; or

(ii) as required by operation of law.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

Section  6.2 Liquidation of Assets.

(a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, one or more Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or, if the Board of Managers does not appoint one or more Managers or the Adviser to act as liquidator or is unable to perform this function, another liquidator elected by Members holding a majority of the total number of votes eligible to cast by all Members), shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. ~~Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof.~~ The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amounts as the Board of Managers or the liquidator, as applicable, deems appropriate in its sole discretion) shall, subject to the Delaware Act, be distributed in the following manner:

(i) in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;

(ii) such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(iii) to the Members ~~(including the Adviser) shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts or the Incentive Allocation Account after giving effect to all allocations to be made to such Members’ Capital Accounts or the Incentive Allocation Account for the Accounting Period ending on the date of the distributions under this~~ in accordance with Section ~~6.2(a)(iii)~~5.6.

(b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund, if the Board of Managers or other liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation; provided, however, that if any in-kind distribution is to be made ~~(i)~~ the assets distributed in kind shall be valued pursuant to Section 7.4 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above~~, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution~~.

(c) If the Board of Managers determines that it is in the best interest of the Members, the Board of Managers may, in its sole discretion, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund.

ARTICLE  VII

 ACCOUNTING, TAX MATTERS AND VALUATIONS

Section  7.1 Accounting and Reports.

(a) The Fund shall adopt for tax accounting purposes any accounting method which the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund’s accounts shall be maintained in U.S. currency.

(b) As soon as reasonably practicable after receipt of the necessary information from the Portfolio Funds, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member’s Interest as is necessary for Members to complete U.S. federal, state and local income tax or information returns.

(c) Except as otherwise required by the Investment Company Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall send to each Member a semi-annual report and an annual report (as applicable) containing the information required by the Investment Company Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles (or, if permitted by relevant law and approved by the Board of Managers, in accordance with international financial reporting standards). The Fund may also furnish to each Member such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

(d) Except as set forth specifically in this Section 7.1, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member, including information about the Capital Contribution of a Member, or about the affairs of the Fund. No act of the Fund, Partners Group, or any other Person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund’s ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).

Section  7.2 Determinations By the Board of Managers.

~~(a)~~ All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers (either directly or by the Adviser, to the extent consistent with its administrative functions, pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

~~(b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the allocation of Net Profit or Net Loss with respect to any Member, or any components (including any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.~~

Section  7.3 Tax Matters.

~~(a) The Fund shall prepare and file a federal information tax return in compliance with Section 6031 of the Code, and any required state and local income tax and information returns for each tax year of the Fund.~~

(a) ~~(b)~~ The Board of Managers shall have the exclusive authority and discretion on behalf of and in the name of the Fund to (i) prepare and file all necessary tax returns and statements, pay all taxes, assessments and other impositions applicable to the assets of the Fund and withhold amounts with respect thereto from funds otherwise distributable to any Member; (ii) make any and all tax elections permitted to be made under the Code, and any applicable state, local or foreign tax law; and (iii) determine the tax treatment of any Fund transaction or item for purposes of completing the Fund’s U.S. federal, state, local or foreign tax returns.

(b) ~~(c)~~ If the Fund is required to withhold taxes on any distribution or payment to, or pay or incur any tax with respect to any income allocable to or otherwise on account of any Member, the Fund may withhold such amounts and make such payments to such taxing authorities as are necessary to ensure compliance with such tax laws. Any and all amounts withheld in respect of a distribution or other payment to a Member shall be treated as amounts paid to such Member for all purposes of this Agreement.

~~(d) The Board of Managers intends to treat any Member whose Interest is repurchased in full as a partner of the Fund for federal income tax purposes until the date of the Final Payment under Section 4.6 hereof or under Section 4.7 hereof, in respect of the repurchased Interest.~~

(c) ~~(e)~~ The Board of Managers ~~intends for~~is authorized to cause, and each Member hereby consents to the Board of Managers causing, at any time, the Fund to make an election to be treated as an association taxable as a corporation for U.S. federal income tax purposes, by filing IRS Form 8832 electing such treatment, and the Board of Managers is otherwise authorized to take any and all other actions necessary or appropriate to cause the Fund to be treated as ~~a partnership~~an association taxable as a corporation for U.S. federal income tax purposes. ~~Notwithstanding anything herein to the contrary, neither the Fund nor~~ In addition, the Board of Managers ~~shall make an election (i.e., check-the-box) under~~is authorized to cause the Fund to (i) elect to be treated as a “regulated investment company” within the meaning of Section 851 of the Code and (ii) make a “deemed sale election” (as set forth in Treasury Regulation Section ~~301.7701‑3 for the Fund to be classified for federal income tax purposes as an~~1.337(d)-7(c)(5)) with respect to its assets deemed to be transferred to such association taxable as a corporation for U.S. federal income tax purposes.

~~(f) The Organizational Member shall be designated on the Fund’s annual federal information tax return, and have full powers and responsibilities, as the “tax matters partner” of the Fund for purposes of Section 6231(a)(7) of the Code. In the event the Fund shall be the subject of an income tax audit by any federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the tax matters partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.~~

Section  7.4 Valuation of Assets.

(a) Except as may be required by the Investment Company Act, the Fund shall calculate its Net Asset Value as of the close of business on the last day of each Accounting Period. Except as may be required by the Investment Company Act, the Managers will value or cause to have valued any Securities or other assets and liabilities of the Fund in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the Investment Company Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b) The Net Asset Value of the Fund, including the valuation of the investments in Portfolio Funds determined pursuant to this Section 7.4, shall be conclusive and binding on all of the Members and all parties claiming through or under them.

(c) The following guidelines shall apply for purposes of determining the Net Asset Value of the Fund:

(i) The amount payable to a Member or former Member whose Interest or portion thereof is repurchased pursuant to Article IV shall be treated as a liability of the Fund, until paid, from (but not prior to) the beginning of the Accounting Period on the Repurchase Date for such Interest.

(ii) The amount to be received by the Fund on account of any Capital Contribution~~s~~ pursuant to Article II or Article V shall be treated as an asset of the Fund from (but not before) the beginning of the Accounting Period on the effective date of such Capital Contribution~~s~~.

(iii) Distributions made pursuant to Section ~~5.9~~5.6, other than as of the beginning of an Accounting Period, shall be treated as an advance and as an asset of the Fund, until the beginning of the Accounting Period following the date of distribution.

~~(iv) The Incentive Allocation, if any, credited to the Incentive Allocation Account pursuant to Section 5.7 shall be treated as a liability, until distributed, from the beginning of the Accounting Period following the Accounting Period in respect of which the Incentive Allocation was credited to the Incentive Allocation Account.~~

ARTICLE  VIII

 MISCELLANEOUS PROVISIONS

Section  8.1 Amendment of Limited Liability Company Agreement.

(a) Except as otherwise provided in this Section 8.1, this Agreement shall be amended, in whole or in part, with the approval of a majority of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the Investment Company Act), and, if required by the Investment Company Act, the approval of the Members by such vote as is required by the Investment Company Act.

(b) Any amendment to this Agreement that would:

(xxviii) ~~(xxvii)~~ increase the obligation of a Member to make any Capital Contribution;

(xxix) ~~(xxviii)~~ reduce the ~~Capital~~ Account balance of a Member ~~or the Incentive Allocation Account~~ other than in accordance with Article V hereof; or

(xxx) ~~(xxix)~~ modify the events causing the dissolution of the Fund,

may be made only if (x) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (y) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(ii) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender his or her entire Interest for repurchase by the Fund.

(c) Without limiting the generality of the foregoing, the power of the Board of Managers to amend this Agreement at any time without the consent of the Members includes, but is not limited to, the power to:

(i) ~~(xxx)~~ restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document; and

(ii) ~~(xxxi)~~ amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to change the name of the Fund in accordance with Section 2.2 hereof or to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof~~; and~~.

~~(xxxii) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund’s continuing eligibility to be classified for U.S. federal income tax purposes as a partnership that is not a “publicly traded partnership” taxable as a corporation under Section 7704(a) of the Code.~~

Section  8.2 Special Power of Attorney.

(a) Each Member hereby irrevocably makes, constitutes and appoints the Adviser and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(xxxi) ~~(xxxiii)~~ any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(xxxii) ~~(xxxiv)~~ any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(xxxiii) ~~(xxxv)~~ all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act. The Adviser hereby accepts the appointment provided in this Section 8.2 and agrees to assume and perform its obligations thereunder.

(b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Adviser and any liquidator of the Fund’s assets, appointed pursuant to Section 6.2 hereof, and as such:

(xxxiv) ~~(xxxvi)~~ shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting this power-of-attorney, regardless of whether the Fund, the Board of Managers or any liquidator shall have had notice thereof; and

(xxxv) ~~(xxxvii)~~ shall survive the delivery of a Transfer by a Member of all or any portion of such Member’s Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, or upon withdrawal of a Member from the Fund pursuant to a repurchase of Interests or otherwise, this power-of-attorney given by the transferor shall terminate.

Section  8.3 Notices. Notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund); or, if to the Fund, the Board of Managers, or the Adviser, in writing (either by way of facsimile or registered mail) and sent as follows, or to such other address as the parties may agree from time to time:

If to the Adviser:

Partners Group (USA) Inc.
 1114 Avenue of the Americas, 37th Floor
New York, NY 10036
Attention: Executive Office
Re: Notice, Partners Group Private Equity (Master Fund), LLC
Facsimile: (212) 908 2601
Telephone: (212) 908 2600

with a copy to:

Partners Group
Zugerstrasse 57
CH-6341 Baar-Zug, Switzerland
Attention: Executive Office
Re: Notice, Partners Group Private Equity (Master Fund), LLC
Facsimile: +41 41 768 85 58
Telephone: +41 41 768 85 85

If to the Fund or to the Board of Managers:

Partners Group Private Equity (Master Fund), LLC
James F. Munsell, Chairman
c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036
~~Attention: Executive Office~~
Re: Notice, Partners Group Private Equity (Master Fund), LLC
Facsimile: (212) 908 2601
Telephone: (212) 908 2600

Notices to a Member shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopier or other electronic means. Notices to the Fund, the Board of Managers, or Partners Group shall be effective on the close of business on the day upon which it is actually received. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means..

Section  8.4 Agreement Binding Upon Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

Section  8.5 Applicability of Investment Company Act and Form N‑2. The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the Investment Company Act and the Form N‑2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the Investment Company Act and the Form N‑2.

Section  8.6 Choice of Law; Arbitration.

(a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b) Each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

(i) arbitration is final and binding on the parties;

(ii) the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(xxxvi) ~~(xxxviii)~~ pre-arbitration discovery is generally more limited than and different from court proceedings;

(xxxvii) ~~(xxxix)~~ the arbitrator’s award is not required to include factual findings or legal reasoning and a party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(xxxviii) ~~(xl)~~ a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c) All controversies referred in this Section 8.6 shall be determined at the election of the Fund by arbitration before an arbitration panel convened by The Financial Industry Regulatory Authority, to the fullest extent permitted by law. The parties may also select any national securities exchange’s arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law. Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

Section  8.7 Not for Benefit of Creditors. The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

Section  8.8 Consents. Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

Section  8.9 Merger and Consolidation.

(a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18‑209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18‑209(b) of the Delaware Act.

(b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18‑209(b) of the Delaware Act may, to the extent permitted by Section 18‑209(b) of the Delaware Act: (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

Section  8.10 Confidentiality.

(a) A Member may obtain from the Fund, for any purpose reasonably related to the Member’s Interest, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board of Managers (the “Confidential Information”).

(b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member or any other Confidential Information without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

(c) Each Member recognizes that in the event that this Section 8.10 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members and the Fund also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.

(d) Notwithstanding anything to the contrary in this Agreement, the Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board of Managers reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board of Managers in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

(e) Notwithstanding anything in the foregoing or anything else contained in this Agreement to the contrary, except as reasonably necessary to comply with applicable securities and tax laws, each Member (and any employee, representative or other agent thereof) shall not disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and ownership of an Interest (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to such Member relating to such tax treatment and tax structure. For this purpose, “tax structure” means any facts relevant to the federal income tax treatment of the offering and ownership of Interests (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement, and does not include information relating to the identity of the Fund or its Affiliates. Nothing in this paragraph shall be deemed to require the Fund to disclose to any Member any information that the Fund is permitted or is required to keep confidential in accordance with this Agreement or otherwise.

Section  8.11 Certification of Non-Foreign Status. Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board of Managers may request, whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member’s status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. ~~F~~federal tax withholding.

Section  8.12 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

Section  8.13 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that, to the extent permitted by applicable law, the Fund, without the approval of any Member, may enter into written agreements with Members affecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in any such agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

Section  8.14 Discretion. Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, to the fullest extent permitted by law, whenever in this Agreement a person is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its “good faith” or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

Section  8.15 Counterparts. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

Section  8.16 THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES ~~34~~31 AND ~~35~~32 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.10 ON PAGE~~S 35 AND 36~~33.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PARTNERS GROUP (USA) INC.~~,~~
On its own behalf as Adviser and as a Member and, pursuant to the Special Power of Attorney granted to it as Adviser pursuant to Section 8.2 hereof, on behalf of all other Members on the date hereof.

~~By:~~

By:
Name:
Title:

~~By:~~
By:
Name:
Title:

~~ADDITIONAL MEMBERS:~~
~~Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.~~
PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC~~:~~

~~By:~~

By:
Name:
Title:

~~By:~~
By:
Name:
Title:

Appendix C

~~Execution Copy~~

SECOND AMENDED AND RESTATED
INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT (~~the~~this “Agreement”) is made as of the ~~1~~[31st day of ~~January, 2009, as amended on the 26th day of May, 2010~~December, 2016], by and between Partners Group Private Equity (Master Fund), LLC, a Delaware limited liability company (the “Fund”), and Partners Group (USA) Inc., a Delaware corporation (the “Adviser”).

WHEREAS, the Fund and the Adviser entered into a limited liability company agreement dated as of the 1st day of January, 2009 (the “Original Agreement”);

WHEREAS, the Fund and the Adviser amended and restated the Original Agreement as of the 26th day of May, 2010 (the “Amended and Restated Agreement”);

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”); ~~and~~

WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and engages in the business of acting as an investment adviser; ~~and~~

WHEREAS, the Fund desires to retain the Adviser so that it will render investment management services to the Fund in the manner and on the terms and conditions hereinafter set forth; ~~and~~

WHEREAS, the Adviser is willing to render such services and/or engage others to render such services to the Fund; and

~~WHEREAS, in connection with the operations of the Fund and the feeder funds, which invest substantially all of their assets into the Fund (the “Feeder Funds”), the Adviser may enter into agreements with third parties, pursuant to which it is required to indemnify such parties in connection with the Adviser’s obligations under such agreements, and accordingly the parties wish to amend and restate this Agreement to clarify the scope of Section 12 hereof;~~

WHEREAS, the Fund and the Adviser desire to further amend and restate the Amended and Restated Agreement in its entirety.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed by the parties as follows:

1. Appointment of Adviser; Acceptance of Appointment.

(a) The Fund hereby appoints the Adviser to act as investment adviser and provide investment management services to the Fund, subject to the supervision of the Fund’s board of managers (the “Board”), for the period and on the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement.

(b) In rendering services under this Agreement, the Adviser shall have regard to (i) the provisions of the Investment Company Act, any rules or regulations thereunder, and other provisions of Federal or state law, which the Fund’s counsel has informed the Adviser are applicable to the Fund; (ii) the provisions of the Limited Liability Company Agreement of the Fund, as amended from time to time (the “LLC Agreement”); (iii) policies and determinations of the Board; (iv) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement on Form N-2 relating to the offering of the Fund’s limited liability company interests (“Interests”), including all exhibits thereto (the “Registration Statement”), as such policies may, from time to time, be amended; and (v) the confidential private placement memorandum and Statement of Additional Information (“SAI”) of the Fund in effect from time to time ~~of any feeder fund that invests all or substantially all of its assets in the Fund (a “Feeder Fund”)~~.

(c) The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the members of the Board (the “Managers”) or officers of the Fund with respect to any matters relating to the business and affairs of the Fund.

2. Investment Management.

(a) The Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth and subject to the supervision of the Board, either directly or indirectly through one or more Subadvisers (as that term is defined in ~~paragraph~~Section 4 ~~below~~hereof) to: (i) develop, implement and supervise the investment program of the Fund and the composition of its portfolio; (ii) determine the timing and amount of commitments, investments and/or disposals to be made by the Fund, the securities and other investments to be purchased or sold by the Fund in connection therewith, including investments in the securities of registered or unregistered investment companies or other vehicles (“Portfolio Funds”) which are managed by other investment managers; and (iii) arrange, subject to the provisions of Section 7 hereof, for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund.

(b) The securities and other investments purchased or sold by the Fund in connection with the foregoing may include, but are not limited to, shares of capital stock, limited partnership interests, limited liability company interests, warrants, options, bonds, notes, debentures, loans and other securities and equity or debt interests and derivatives thereof of whatever kind, whether or not publicly traded or readily marketable and whether directly or indirectly held.

(c) The Adviser may, subject to the provisions of Section 7 hereof, obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.
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(d) Nothing in this Agreement shall prevent the Adviser or any of its affiliates (as defined below) or their respective officers, managers, partners, directors, employees or agents (collectively, the “Adviser Related Persons”) from acting as an investment adviser, manager or in any similar capacity for any other person, investment company or similar vehicle, firm or corporation and shall not in any way limit or restrict the Adviser or any Adviser Related Person from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not, in its judgment, materially adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and under the Advisers Act. For purposes of this Agreement, the term “affiliate” shall mean an “affiliated person” as such term is defined in the Investment Company Act.

3. Use of Name.

(a) As licensee of the rights to use and sublicense the use of the name “Partners Group” and any trademarks or derivatives thereof or logo associated therewith, the Adviser hereby grants the Fund a non-exclusive right and sublicense to use (i) the Partners Group name and mark as part of the Fund’s name, and (ii) in connection with the Fund’s investment products and services, in each case only for so long as this Agreement, any other investment management agreement between the Fund and the Adviser (or any organization which shall have succeeded to the Adviser’s business as investment manager (the “Adviser’s Successor”)), or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as the Adviser or the Adviser’s Successor is a licensee of the Partners Group name and mark. The Fund agrees that it shall have no right to sublicense or assign rights to use the Partners Group name and mark, it shall acquire no interest in the Partners Group name and mark other than the rights granted herein and the Fund shall not challenge the validity of the Partners Group name and mark or the ownership thereof.

(b) The Fund further agrees that all services and products it offers in connection with the Partners Group name and mark shall meet commercially reasonable standards of quality, as may be determined by the Adviser from time to time. At the Adviser’s reasonable request, the Fund shall cooperate with the Adviser and shall execute and deliver any and all documents necessary to maintain and protect (including, but not limited to any trademark infringement action) the Adviser and/or enter the Fund as a registered user thereof.

(c) At such time as this Agreement or any other investment management agreement shall no longer be in effect between the Adviser (or the Adviser’s Successor) and the Fund, or the Adviser no longer is a licensee of the Partners Group name and mark, the Fund shall (to the extent that, and as soon as, it lawfully can) cease to use the current name of the Fund or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser (or the Adviser’s Successor). In no event shall the Fund use the Partners Group name and mark or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name “Partners Group” or “PG”) if this Agreement or any other investment management agreement between the Adviser (or the Adviser’s Successor) and the Fund is terminated.
3

4. Subadvisers. The Adviser may, subject to its supervision and the supervision of the Board, engage at its own expense, or recommend that the Fund directly engage, at the Fund’s expense, one or more persons (each, a “Subadviser”), including, but not limited to, subsidiaries and affiliated persons of the Adviser, to render any or all of the investment management services that the Adviser is obligated to render under this Agreement, including where a Subadviser (i) provides a continuous investment program and determines the composition of the securities and other assets of the Fund, or (ii) manages a discrete portion of the Fund’s assets directly through separate managed accounts or indirectly through a separate investment fund for which such person serves as the managing member, general partner or in a similar capacity and in which the Fund is the sole investor. Notwithstanding the foregoing, the selection of Subadvisers shall be subject to the approval by a majority of Managers who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) (“Independent Managers”) and a vote of a majority of the outstanding Interests, unless the Fund acts in reliance on exemptive or other relief granted, or rule issued, by the SEC from the provisions of the Investment Company Act requiring such approval by security holders.

5. Compensation.

(a) Investment Management Fee. In consideration for the services provided by the Adviser pursuant to this Agreement, the Fund will pay the Adviser a monthly investment management fee (the “Investment Management Fee”) equal to ~~1.25~~1.50% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. The Investment Management Fee will be computed based on the net asset value and unfunded commitments of the Fund as of the last day of each month, and will be due and payable in arrears within five business days after the end of the month; for purposes of such computation, a commitment shall be considered funded only to the e ~~e~~xtent that capital contributions in respect of such commitment have been made. If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated according to the proportion that such period bears to the full month and shall be payable within five days after the cessation of the Adviser’s services. The net asset value of the Fund shall be determined pursuant to the applicable provisions of the LLC Agreement and the procedures adopted from time to time by the Board.

~~(b) In accordance with the terms of the governing documents of the Fund, the Adviser shall also receive from each member of the Fund an incentive allocation equal to 10% of the net profits of the Fund, calculated in accordance with the LLC Agreement.~~

(b) The Fund will also pay the Adviser an incentive fee in respect of each calendar quarter of the Fund (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for such quarter over (ii) the balance, if any, of the Loss Recovery Account (as defined below) at the beginning of such quarter. The “Loss Recovery Account” shall be a memorandum account maintained by the Fund having an initial balance equal to the sum of the Loss Recovery Accounts of Partners Group Private Equity, LLC, Partners Group Private Equity (TEI), LLC, Partners Group Private Equity (Institutional), LLC and Partners Group Private Equity (Institutional TEI), LLC immediately prior to their reorganization into the Fund on [December 31, 2016]. At the end of each calendar quarter of the Fund, the Loss Recovery Account will be (i) increased by the amount of the net losses of the Fund for such quarter, or (ii) decreased (but not below zero) by the amount of the net profits of the Fund for such quarter.
4

6. Allocation of Expenses.

(a) All costs and expenses of the Fund not expressly assumed by the Adviser under this Agreement shall be paid by the Fund including, but not limited to, any fees and expenses in connection with the organization of the Fund and the offering and issuance of Interests; all fees and expenses relating to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments or proposed investments, whether or not such investments are completed, including travel and other expenses incurred in connection with selection or monitoring of investments, or enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Interests; taxes and governmental fees (including tax preparation fees); the Investment Management Fee and the ~~i~~Incentive ~~allocation~~Fee; the fees and expenses of the Fund’s administrator; fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; bank service fees; costs and expenses relating to any amendment of the LLC Agreement or the Fund’s other organizational documents; expenses of preparing, amending, printing, and distributing offering memoranda, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of members’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; member recordkeeping and member account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the Managers who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund’s rights against any person or entity; costs and expenses for indemnification or contribution payable by the Fund to any person or entity (including, without limitation, pursuant to the indemnification obligations contained in the LLC Agreement); expenses of a reorganization, restructuring or merger of the Fund; expenses of holding, or soliciting proxies for, a meeting of members of the Fund (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent, escrow agent or other major service provider.
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(b) The Adviser will bear all of its own routine overhead expenses, including but not limited to rent, utilities, salaries, office equipment and communications expenses, and the fees of any Subadviser engaged by it pursuant to Section 4. In addition, the Adviser is responsible for the payment of the compensation and expenses of those Managers and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

7. Certain Portfolio Transactions.

(a) In executing transactions for the Fund and selecting brokers or dealers, the Adviser (either directly or through Subadvisers) shall place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer (including, without limitation, affiliates of the Adviser), in accordance with applicable policies expressed in the Fund’s Registration Statement and in accordance with any applicable legal requirements. Without limiting the foregoing, the Adviser (or a Subadviser) shall endeavor to obtain for the Fund the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Subject to the appropriate policies and procedures approved by the Board, the Adviser (or a Subadviser) may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser (or a Subadviser) an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser (or a Subadviser) determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s (or a Subadviser’s) overall responsibilities to the Fund or its other advisory clients. To the extent authorized by Section 28(e) of the Exchange Act and the Board, the Adviser (or a Subadviser) shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

(b) To the extent applicable to the Fund and consistent with these standards, in accordance with Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations, the Adviser (or a Subadviser) is authorized to allocate the orders placed by it on behalf of the Fund to the Adviser (or a Subadviser) if it is registered as a broker or dealer with the SEC, to one or more of its affiliates that are registered as brokers or dealers with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Fund or the Adviser (or a Subadviser). Such allocation shall be in such amounts or proportions as the Adviser (or a Subadviser) shall determine consistent with the above standards, and, upon request, the Adviser (or a Subadviser) will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefor.
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(c) The Adviser (or a Subadviser) shall be authorized to bunch or aggregate orders for the Fund with orders of other clients and to allocate the aggregate amount of the investment among accounts (including accounts in which the Adviser or a Subadviser, as applicable, and its respective affiliates and/or personnel have beneficial interests) in an equitable manner. When portfolio decisions are made on an aggregated basis, the Adviser (or a Subadviser) may place a large order to purchase or sell a particular security for the Fund. Because of the prevailing trading activity, it is frequently not possible to receive the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged and the Fund will be charged or credited with the average price; and the effect of the aggregation may operate on some occasions to the Fund’s disadvantage. Although in such an instance the Fund will be charged the average price, the Adviser (or a Subadviser) will make the information regarding the actual transactions available to the Fund upon the Fund’s request. The Adviser or a Subadviser, as applicable, is not required to bunch or aggregate orders.
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8. Record Keeping and Reports.

(a) The Adviser will maintain all books and records with respect to the Fund's securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the Investment Company Act (other than those records being maintained by the Fund's administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefore by Rule 31a-2 of the Investment Company Act.

(b) The Adviser shall regularly report to the Board on the investment program of the Fund and on the Portfolio Funds, issuers and securities generally represented in the Fund’s portfolio, and will furnish the Board such periodic and special reports as the Managers may reasonably request. The Fund shall furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

9. Conflicts of Interest. Whenever the Fund and one or more other accounts or investment companies managed or advised by the Adviser, an Adviser Related Person or a Subadviser has available funds for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser or the Subadviser to be equitable to each entity. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

10. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein, in the LLC Agreement or authorized by the Board from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed its agent.

11. Liability. None of the Adviser, its affiliates, partners, managers, members, principals, directors, officers or employees, nor any of their executors, heirs, assigns, successors or other legal representatives (each an “Indemnified Person” and collectively the “Indemnified Persons”), shall be liable for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance or non-performance of services to the Fund hereunder, in the absence of willful misfeasance or gross negligence in the performance or non-performance of the Adviser’s duties hereunder (collectively, “disabling conduct”). Any person, even though also employed by the Adviser, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Adviser.

12. Indemnification.

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 12(b) hereof, indemnify, defend and hold harmless each Indemnified Person from or against all losses, charges, expenses, assessments, claims, damages, costs and liabilities (“Losses”), including, but not limited to, amounts paid in satisfaction of indemnities, judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such Indemnified Person may be or may have been involved as a party or otherwise (including but not limited to as an indemnitor under any sub-servicing agreement or other agreement entered into by the Adviser for the benefit of the Fund ~~or the Feeder Funds~~ (“Indemnitor Losses”), but only to the extent such Indemnitor Losses relate to the Fund ~~or the Feeder Funds~~ and the indemnity giving rise to such Indemnitor Losses is not broader than that granted by the Fund to an Indemnified Person hereunder), or with which such Indemnified Person may be or may have been threatened, by reason of the past or present performance of services to or on behalf of the Fund by such Indemnified Person, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such Indemnified Person by reason of disabling conduct.
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(b) Expenses, including reasonable counsel fees and disbursements, so incurred by any such Indemnified Person (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid or reimbursed by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under this Section 12; provided, however, that (i) such Indemnified Person shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such Indemnified Person against Losses arising by reason of such Indemnified Person’s disabling conduct, or (iii) a majority of the Managers who are not parties to the proceeding or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such Indemnified Person has not engaged in disabling conduct.

(c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an Indemnified Person is liable to the Fund or its members by reason of disabling conduct, indemnification shall be provided pursuant to this Section 12 if (i) approved as in the best interests of the Fund by a majority of the Managers who are not parties to the proceeding upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such Indemnified Person has not engaged in disabling conduct, or (ii) the Board secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such Indemnified Person is not likely to be liable to the Fund or its members by reason of disabling conduct.

(d) Any indemnification or advancement of expenses made pursuant to this Section 12 shall not prevent the recovery from any Indemnified Person of any such amount if such Indemnified Person subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its members by reason of disabling conduct. In any suit brought by an Indemnified Person to enforce a right to indemnification under this Section 12 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 12 the Fund shall be entitled to recover such expenses upon a final adjudication that, the Indemnified Person has not met the applicable standard of conduct set forth in this Section 12. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 12, the burden of proving that the Indemnified Person is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 12 shall be on the Fund (or any member acting derivatively or otherwise on behalf of the Fund or its members).
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(e) The rights of indemnification provided in this Section 12 shall not be exclusive or affect any other right to which any Indemnified Person may be entitled by contract or otherwise under law. Notwithstanding anything in this Section 12 to the contrary, the provisions of this Section 12 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 12 to the fullest extent permitted by law. The provisions of this Section 12 shall indefinitely survive the termination or cancellation of this Agreement.

(f) The Adviser (and the other Indemnified Persons) may rely upon and, in the absence of disabling conduct, shall be protected in acting upon any document which it reasonably believes to be genuine and to have been signed or presented by the proper person or persons. The Adviser (and the other Indemnified Persons) shall not be held to have notice of any change of authority of any Manager, officer, employee or agent of the Fund until receipt of written notice thereof from the Fund.

(g) Nothing herein shall make any Adviser (and the other Indemnified Persons) liable for the performance or omissions of unaffiliated third parties not under the Adviser’s reasonable control such as, by way of example and not limitation, custodians, brokers, Subadvisers, postal or delivery services, telecommunications providers and processing and settlement services.

(h) The Adviser shall not settle, or consent to the settlement of, a claim involving an Indemnitor Loss without the consent of the Fund, which consent shall not be unreasonably withheld; for the avoidance of doubt, the granting or withholding of consent by the Fund in respect of any such settlement shall not affect the Adviser's entitlement to indemnification under this Section 12.

13. Term of Agreement; Termination. This Agreement shall ~~remain in effect until the date which is two years from~~become effective as of the date first above written ~~above,~~ and shall continue in effect year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the Independent Managers cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Board or the holders of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act. This Agreement may be terminated (i) by the Adviser at any time without penalty upon 60 days’ written notice to the Fund (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon 60 days’ written notice to the Adviser (which notice may be waived by the Adviser) provided that such termination by the Fund shall be directed or approved by the Board of Managers or by the vote of the holders of a majority of the outstanding voting securities of the Fund. This Agreement shall automatically be terminated in the event of its assignment (as such term is defined in the Investment Company Act and the rules and regulations thereunder and related regulatory interpretations).
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14. Amendment. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board, including a majority of the Independent Managers in accordance with the provisions of Section 15(c) of the Investment Company Act and the rules and regulations adopted thereunder. If required by the Investment Company Act, any material amendment shall also be required to be approved by such vote of members of the Fund as is required by the Investment Company Act and the rules and regulations thereunder.

15. Notice.

(a) Notices relating to termination of the Agreement, breaches of contractual duties, initiation of legal proceedings, complaints in relation to services provided hereunder or any other material notices under the Agreement, other than notices given in the ordinary course of business (each a “Material Notice”), must be given in writing (either by way of facsimile or registered mail). A notice sent by facsimile shall be deemed to have been served at the close of business on the day upon which the other party confirms receipt. A notice sent by registered mail shall be deemed to have been served at the close of business on the day upon which it is delivered. Material Notices shall be sent as follows, or to such other address as the parties may agree from time to time:

If to the Adviser:

Partners Group (USA) Inc.
~~450 Lexington~~1114 Avenue~~, 39~~ of the Americas, 37th floor
New York, NY ~~10017~~10036
Attention: Executive Office
Re: Material Notice, Partners Group Private Equity (Master Fund), LLC
Facsimile: (212) ~~763 4701~~908 2601
Telephone: (212) ~~763 4700~~908 2600

with a copy to:

Partners Group
Zugerstrasse 57
CH-6341 Baar-Zug, Switzerland
Attention: Executive Office
Re: Material Notice, Partners Group Private Equity (Master Fund), LLC
Facsimile: +41 41 768 85 58
Telephone: +41 41 768 85 85

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If to the Fund:

Partners Group Private Equity (Master Fund), LLC
 James F. Munsell, Chairman
c/o Partners Group (USA) Inc.
~~450 Lexington~~1114 Avenue~~, 39~~ of the Amercias, 37th floor
New York, NY ~~10017~~10036
Re: Material Notice, Partners Group Private Equity (Master Fund), LLC
Facsimile: (212) ~~763 4701~~908 2601
Telephone: (212) ~~763 4700~~908 2600

(b) Any notice or communication required or permitted to be given by either party to the other in the ordinary course of business shall be deemed sufficient if sent by mail, Federal Express (or substantially similar delivery service), facsimile, electronic mail or otherwise as agreed between the parties.

16. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and the applicable provisions of Federal law. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of Federal law, the latter shall control.

17. Fund Obligations. The obligations of the Fund under this Agreement are not binding upon any Manager or member or officer of the Fund personally, but bind only the Fund and the Fund’s property. The Adviser hereby acknowledges in this regard that it has notice of the provisions of the LLC Agreement disclaiming liability of Managers and members and officers of the Fund for acts or obligations of the Fund.

18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be effected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

[The remainder of this page is intentionally left blank.]
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IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

By:
Name:
Title:

By:
Name:
Title:

PARTNERS GROUP (USA) INC.

By:
Name:
Title:

By:
Name:
Title:
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Appendix D

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

DISTRIBUTION AND SERVICE PLAN
 for Service Units

WHEREAS, Partners Group Private Equity (Master Fund), LLC (the “Fund”) is engaged in business as a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund has issued two separate classes of units of limited liability company interests (the “Units”) in the Fund known as the Service Class and the Institutional Class;

WHEREAS, the board of managers of the Fund (the “Managers”) have determined that there is a reasonable likelihood that this Distribution Plan (the “Plan”) will benefit the Fund and the holders of Units of the Service Class (the “Service Units”); and

WHEREAS, the Plan, together with any related agreements, has been approved by votes of the majority of both (i) the Managers and (ii) the Independent Managers (as defined herein), cast in person at a meeting of the Managers called for the purpose of voting on this Plan and related agreements;

NOW, THEREFORE, the Fund hereby adopts this Plan in compliance with the terms of the exemptive application filed by the Fund with the Securities and Exchange Commission (“SEC”) on April 28, 2014 and approved by the SEC on June 10, 2014.

SECTION 1. The Fund has adopted this Plan to enable the Service Class to directly or indirectly bear expenses relating to the distribution of Service Units.

SECTION 2. The Fund will pay the placement agent of the Fund and/or any Recipient (as defined below) a distribution fee of up to 0.70% on an annualized basis of the Fund’s net asset value attributable to Service Units in connection with the promotion and distribution of Service Units and the provision of personal services to holders of Service Units, including, but not limited to, advertising, compensation to placement agents, dealers and selling personnel, the printing and mailing of offering memoranda to other than current members of the Fund, and the printing and mailing of sales literature. The Fund or the placement agent may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (each, a “Recipient”) who renders assistance in distributing or promoting the sale of Service Units, or who provides certain shareholder services, pursuant to a written agreement.  The actual fee to be paid by the Fund to broker/dealers and financial institutions and intermediaries will be negotiated based on the extent and quality of services provided.

SECTION 3. This Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding Service Units of the Fund.

SECTION 4. This Plan shall continue in effect for a period of more than one year after it takes effect only for so long as such continuance is specifically approved at least annually by votes of the majority of both (i) the Managers and (ii) the Independent Managers, cast in person at a meeting of the Managers called for the purpose of voting on this Plan.

SECTION 5. Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement shall provide to the Managers, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 6. This Plan may be terminated at any time by the vote of a majority of the Independent Managers or by vote of a majority of the outstanding Service Units of the Fund.

SECTION 7. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Independent Managers or by vote of a majority of the outstanding Service Units of the Fund, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 8. This Plan may be amended by votes of the majority of both (i) the Managers and (ii) the Independent Managers, cast in person at a meeting of the Managers called for the purpose of voting on such amendment; provided, however, that the Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of a majority of the outstanding Service Units of the Fund.

SECTION 9. While this Plan is in effect, the selection and nomination of those Managers who are not interested persons of the Fund shall be committed to the discretion of the Managers then in office who are not interested persons of the Fund.

SECTION 10. As used in this Plan, (a) the term “Independent Managers” shall mean those Managers who are not interested persons, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

SECTION 11. This Plan shall not obligate the Fund or any other party to enter into an agreement with any particular person.

Adopted:   March 30, 2016